Exhibit 99.6

Class A-6 Notes

(Multicurrency-Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of April 20, 2006

SLM STUDENT LOAN TRUST 2006-4	and	CREDIT SUISSE INTERNATIONAL

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b)	Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)	Netting. If on any date amounts would otherwise be payable:—

(i) in the same currency; and

(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will: —

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount which Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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(ii) Liability. If: —

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a) Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default’) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or to act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified

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Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets; (7) has a secured party take possession of all or substantially all of its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

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(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all of its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the credit worthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section

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5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If—

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)	Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing,

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

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(d)	Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default:—

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

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(ii) Termination Events. If the Early Termination Date results from a Termination Event:—

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties:—

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amount, owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:—

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent

26	ISDA	® 1992

permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)	Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

27	ISDA	® 1992

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

28	ISDA	® 1992

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

29	ISDA	® 1992

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is

30	ISDA	® 1992

located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

31	ISDA	® 1992

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of:—

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant Confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

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“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

33	ISDA	® 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

	CREDIT SUISSE INTERNATIONAL		SLM STUDENT LOAN TRUST 2006-4

		By:	Chase Bank USA, National Association not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, the Indenture Trustee and SLM Funding LLC
By:	/S/ LOUIS J. IMPELLIZERI
Name:	Louis J. Impellizeri
Title:	Authorized Signatory
Date:	April 20, 2006
		By:	/S/ JOHN J. CASHIN
		Name:	John J. Cashin
		Title:	Vice President
		Date:	April 20, 2006

By:	/S/ BARRY DIXON
Name:	Barry Dixon
Title:	Authorized Signatory
Date:	April 20, 2006

34	ISDA	® 1992

SCHEDULE

to the

ISDA Master Agreement

dated as of April 20, 2006

between

CREDIT SUISSE INTERNATIONAL (“CSi”)	and	SLM STUDENT LOAN TRUST 2006-4 (the “Trust”)

Part 1. Termination Provisions

(a)	“Specified Entity” means in relation to CSi for the purpose of:—

Section 5(a)(v):	Not Applicable
Section 5(a)(vi):	Not Applicable
Section 5(a)(vii):	Not Applicable
Section 5(b)(iv):	Not Applicable

and in relation to the Trust for the purpose of:—

Section 5(a)(v):	Not Applicable
Section 5(a)(vi):	Not Applicable
Section 5(a)(vii):	Not Applicable
Section 5(b)(iv):	Not Applicable

(b)	“Specified Transaction” shall have the meaning specified in Section 14 of this Agreement.

(c)	Events of Default.

(i)	The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to CSi are the following:

Section 5(a)(i) — “Failure to Pay or Deliver”;

Section 5(a)(ii) — “Breach of Agreement”;

Section 5(a)(iii) — “Credit Support Default”;

Section 5(a)(iv) — “Misrepresentation”;

Section 5(a)(v) — “Default under Specified Transaction”;

19

Section 5(a)(vi) — “Cross-Default”, as amended in Part 5(a)(3) of this Schedule;

Section 5(a)(vii) — “Bankruptcy”; and

Section 5(a)(viii) — “Merger Without Assumption”.

With respect to CSi only:—

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement, except that such term shall not include obligations in respect of deposits received.

“Threshold Amount” means, in respect of CSi, an amount (or its equivalent in other currencies) equal to $100,000,000.

(ii)	The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to the Trust are the following:

Section 5(a)(i) — “Failure to Pay or Deliver”; provided, it shall constitute an Event of Default under Section 5(a)(i) of this Agreement with respect to the Trust only if (a) the Trust has sufficient Available Funds in the Collection Account, the Capitalized Interest Account or the Reserve Account, as applicable, to make the scheduled payment in accordance with Section 2.8 of the Administration Agreement and (b) it fails to make any such payments in violation of the terms of the Indenture and the Administration Agreement;

Section 5(a)(vi) — “Cross Default”, as amended in Part 5(a)(3) of this Schedule; provided, it shall constitute an Event of Default under Section 5(a)(vi) of this Agreement with respect to the Trust only if either (i) the Notes outstanding under the Indenture have been accelerated pursuant to Section 5.2 of the Indenture in relation to an Event of Default under Section 5.1(i), (ii), (iv) or (v) of the Indenture and such acceleration has become non-rescindable and non-waivable or (ii) the Notes Outstanding under the Indenture have been accelerated pursuant to Section 5.2 of the Indenture in relation to an Event of Default under Section 5.1(iii) of the Indenture and such acceleration has become non-rescindable and non-waivable and pursuant to which the Indenture Trustee has liquidated the Trust Student Loans;” and

Section 5(a)(vii) — “Bankruptcy”; as amended in Part 5(a)(4) of this Schedule.

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(d)	Termination Events.

(i)	All of the Termination Events specified in Section 5(b) of this Agreement, including but not limited to the “Additional Termination Event” provisions of Section 5(b)(v) of this Agreement, will apply to CSi.

(ii)	The only Termination Events specified in Section 5(b) of this Agreement that apply to the Trust are the following:

Section 5(b)(i) — “Illegality”; and

Section 5(b)(ii) — “Tax Event”.

(e)	The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to CSi and will not apply to the Trust.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:—

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

Notwithstanding anything to the contrary in this Agreement, if an Early Termination Date occurs or is effectively designated, CSi and the Trust agree as follows:

(i)	The Calculation Agent shall calculate an amount that would be payable to or by the Trust under this Agreement in respect of such Early Termination Date (the “Termination Payment”).

(ii)	To the extent that CSi is required to pay the Termination Payment to the Trust, CSi shall pay such amount in accordance with the terms of this Agreement.

(iii)	To the extent that the Trust is required to pay the Termination Payment to CSi where:

(A)	(1) An Event of Default under Section 5(a)(vi) or Section 5(a)(vii) of this Agreement has occurred with respect to the Trust or (2) the Trust is the Defaulting Party and an Event of Default under Section 5(a)(i) of this Agreement has occurred with respect to any Trust Floating Rate Payments, any Trust Interim Exchange Amounts or the Trust Final Exchange Amount (each as defined in any Confirmation), the Trust shall pay such Termination Payment in accordance with Section 5.4(b), priority “FOURTH”, subparagraph (C) of the Indenture or Section 2.8(c) of the Administration Agreement, as applicable; or

(B)	For all other Termination Payments by the Trust to CSi, the Trust shall pay such Termination Payment in accordance with Section 5.4(b), priority

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“NINTH” of the Indenture or Section 2.8(i) of the Administration Agreement, as applicable.

(g)	“Termination Currency” means United States Dollars.

(h)	Additional Termination Events: The occurrence of the following event shall constitute an Additional Termination Event:

An Additional Termination Event shall occur if any of the following events occurs:

(i) the long-term senior unsecured debt rating of CSi is withdrawn or downgraded below “BBB- by S&P;

(ii) (a) CSi has neither a long-term senior unsecured or a short-term debt rating from Moody’s; (b) at a time when CSi has only a long-term rating from Moody’s, the long-term senior unsecured debt rating of CSi is downgraded by such agency to or below “Baa1” or (c) at a time when CSi has both long-term and short-term ratings from Moody’s, either its long-term senior unsecured debt rating is downgraded by such agency to or below “Baa1 or its short-term debt rating is downgraded to or below “P-3”; or

(iii) The short-term debt rating of CSi is withdrawn or downgraded below “F2” by Fitch.

CSi shall be the Affected Party for purposes of this Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions; provided, however, that CSi may avoid this Additional Termination Event if CSi complies with Part 5(j) below).

Part 2. Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of CSi and the Trust make the following representation:—

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided, that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

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(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, CSi and the Trust will make the representations specified below:—

(i) , CSi represents that (A) it is an unlimited company incorporated under the laws of England and Wales (B) it is entering into each Transaction in the ordinary course of its trade and is a recognized U.K. bank as defined in section 840A of the Income and Corporation Taxes Act 1988; (C) it has been approved as a Withholding Foreign Partnership by the U.S. Internal Revenue Service; (D) its Withholding Foreign Partnership Employer Identification Number is 98-0330001 and (E) it is a partnership that agrees to comply with any withholding obligation under Section 1446 of the U.S. Internal Revenue Code.

(ii) The Trust represents that it is a statutory trust organized under the laws of the State of Delaware.

Part 3. Documents to be delivered

For purposes of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:—

(a) Tax forms, documents or certificates to be delivered are:—

Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, arrange for any required certification of, and deliver to the other party or such government or taxing authority as such other party directs, any form, document, or certificate that may be required or reasonably requested in order to allow such other party to make payment under this Agreement without any deduction or withholding for or on the account of any Tax rate, promptly upon the earlier of (i) reasonable demand, (ii) learning that the form, document or certificate is required, or (iii) learning that the form, document or certificate previously provided has become obsolete or incorrect. Without limiting the foregoing, CSi shall deliver, with respect to any payments described in Part 2(b)(i), an executed United States Internal Revenue Service Form W-8IMY (or successor thereto), in each case (A) upon the execution of this Agreement or (B) at such times specified in this Part 3(a).

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(b)        Other Documents to be delivered are:—

Party Required to Deliver	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
CSi

A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.

		At execution of this Agreement.	Yes.
Trust	Copies of the Indenture, the Trust Agreement, the Notes and the Administration Agreement.	At execution of this Agreement.	Yes.
Trust

A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.

		At execution of this Agreement.	No.
CSi

An opinion or opinions of counsel to CSi reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies which opinion shall address (i) the due authorisation and capacity of CSi to enter into the Agreement and the Credit Support Annex and the enforceability thereof and (ii) addressing all other mutually agreed-upon matters.

		At or promptly following the execution of this Agreement.	No.
Trust	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies.	At or promptly following the execution of this Agreement.	No.

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Trust

Copies of all financial reports sent to the Depository Trust Company by or on behalf of the Indenture Trustee; provided, however that a failure to deliver these documents shall not constitute an Event of Default hereunder.

		Promptly after delivery thereof.	Yes.
CSi & the Trust	Letter Agreement among CSi, SLM Corporation, SLM Education Credit Finance Corporation and SLM Funding LLC relating to indemnification for securities law claims.	At execution of this Agreement.	No.
CSi & Trust	Any Credit Support Document(s) specified in Part 4 of this Schedule.	Upon execution of this Agreement.	No.
Trust	Any and all information reasonably requested by CSi to verify the calculations made by the Calculation Agent under any Transaction.	As soon as practicable after request by the other party.	No.

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Part 4. Miscellaneous

(a) Addresses for Notices: For the purpose of Section 12(a) of this Agreement:—

Address for notices or communications to CSi:—

(1) Address:	One Cabot Square London E14 4QJ England	Attention:	(1) Head of Credit Risk Management
(2) Managing Director - Operations Department
(3) Managing Director - Legal Department
	Telex No.: 264521		Answerback: CSI G

(2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):—

Facsimile No.: 020 7888 2686

Attention: Managing Director - Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form: 020 7888 2028

Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

Address for notices or communications to the Trust:—

(For all purposes)

Address:       SLM Student Loan Trust 2006-4

            c/o Chase Bank USA, National Association

            Christiana Center/OPS 4

            500 Stanton Christiana Road

            Newark, Delaware 19713

            Attention: Corporate Trust Department

            Facsimile No.: (302) 552-6280

            Telephone No.: (302) 552-6279

            Electronic Messaging System Details: None

With copies to:

(For all purposes)

Address:       JPMorgan Chase Bank

            450 West 33rd Street

            15th Floor

            New York, New York 10001

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        Attention: Structured Finance Services

        Facsimile No.: (212) 946-3737

        Telephone No.: (212) 946-3678

and

        Sallie Mae, Inc.

        12061 Bluemont Way

        Reston, Virginia 20190

        Attention: Vice President, Finance

        Facsimile No.: (703) 984-5760

        Telephone No.: (703) 984-5724

        Electronic Messaging System Details: None

(For payment confirmation only)

        Sallie Mae, Inc.

        12061 Bluemont Way

        Reston, Virginia 20190

        Attention: Trust Administration

        Facsimile No.: (703) 984-5651

        Telephone No.: (703) 984-6706

        Electronic Messaging System Details: None

(For purposes of notices under Section 5, 6, 7 and 12(b) of this Agreement:

Address:   SLM Corporation

        12061 Bluemont Way

        Reston, Virginia 20190

        Attention: General Counsel’s Office

        Facsimile No.: 703-984-6586

        Telephone No.: 703-984-5677

(b) Process Agent. For the purpose of Section 13(c) of this Agreement:—

CSi appoints as its Process Agent: Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010, Attention: General Counsel, Legal and Compliance Department.

The Trust appoints as its Process Agent: Not Applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

CSi is not a Multibranch Party.

The Trust is not a Multibranch Party.

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(e)	Calculation Agent. The Calculation Agent is the Trust unless an Event of Default applicable to the Trust has occurred and is continuing or a Termination Event under this Agreement has occurred and is continuing with respect to which the Trust is the sole Affected Party, in which case CSi shall become the Calculation Agent. CSi hereby consents to and agrees to the delegation by the Trust of all of its obligations as Calculation Agent to the Administrator of the Trust. All determinations and calculations by the Calculation Agent shall be (i) made in good faith and in a commercially reasonable manner and (ii) determined, where applicable, on the basis of then prevailing market rates or prices.

(f)	Credit Support Document. Details of any Credit Support Document:—

CSi:— The Credit Support Annex between the parties hereto annexed hereto which supplements, forms part of, and be subject to, this Agreement.

The Trust:— Not Applicable.

(g)	Credit Support Provider.

Credit Support Provider means in relation to CSi: Not Applicable.

Credit Support Provider means in relation to the Trust: Not Applicable.

(h)	Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine) and each party hereby submits to the jurisdiction of the state and federal courts having jurisdiction over the State of New York and the City of New York.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to any Transaction under this Agreement.

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions.

(a)	Amendments to the Agreement.

(1)	Section 2(a)(iii) of this Agreement is hereby amended, with respect to CSi only, to read as follows:

(iii) Each obligation of CSi under Section 2(a)(i) is subject to the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated.

(2)	Section 3 of this Agreement is hereby amended by inserting the following as Section 3(g), 3(h) and 3(i) which read in their entirety as follows:

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(g) Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an “eligible contract participant” as defined in Section 1a(12) (7 U.S.C. Section 1a(12)) of the U.S. Commodity Exchange Act (the “CEA”).

(h) Qualified Financial Contract, Swap Agreement. In the case of CSi: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), it intends and acknowledges that this Agreement, including all Transactions hereunder, together with the relevant provisions of the Indenture and the Administration Agreement, shall constitute a “swap agreement” as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

In the case of the Trust: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof, it intends and acknowledges that this Agreement, including all Transactions hereunder, shall constitute a “swap agreement” as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(i) Non-Reliance. Each party represents to the other that (i) it is not relying upon any representations except those expressly set forth in this Agreement or any Confirmation evidencing a Transaction; (ii) it has consulted with its own business, financial, investment, tax, accounting and legal advisors to the extent it has deemed appropriate in connection with its decision to enter into this Agreement and each such Transaction; and (iii) it has independently evaluated the potential financial benefits and risks, the tax and accounting implications and its policies and objectives of this Agreement and each such Transaction, and has independently decided to enter into this Agreement and each such Transaction on the basis of such evaluation. Each party represents to the other that it is not acting as a fiduciary or an advisor for such party in respect of the Transaction and each party is entering into this Agreement as principal and not as agent. Each party represents to the other party that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.

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(j) Additional Representations of the Trust. The Trust represents to CSi as of the date hereof that:

(i) With respect to each source of funds to be used by it to enter into such Transactions (each such source being referred to herein as a “source”), the Source is not the assets of any “plan” (as such term is defined in Section 4975 of the Code) subject to Section 4975 of the Code or any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, or otherwise out of “plan assets” within the meaning of United States Department of Labor regulation Section 2510.3-101, and

(ii) Each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Investment Company Act of 1940 and the Trust is exempt from regulation under such Act.

(iii) The Notes represent the obligations of the Trust only. They do not represent an interest in or obligation of CSi. No recourse may be had by the holders of the Notes against CSi or its assets with respect to the Notes.

(3)	Section 5(a)(vi) of this Agreement is hereby amended by deleting the words “, or becoming capable at such time of being declared,”

(4)	Clause (2) of Section 5(a)(vii) of this Agreement is hereby amended with respect to the Trust by deleting the words “or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due”.

(5)	Section 5(b)(ii) of this Agreement is hereby amended by adding the following provision at the end thereof:

“provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred.”

(6)	Section 6(b)(ii) of this Agreement is hereby amended by inserting, at the end of the first paragraph, the following:

“, provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to the Trust (in the case of transfers by CSi) and to CSi (in the case of transfer by the Trust) written confirmation from each Rating Agency then rating the Notes that such transfer will not result in the then-current rating on the Notes being withdrawn or downgraded.”

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(7)	Section 7 of this Agreement is hereby amended by:

(i) adding in the third line thereof after the word “party,” the words “which consent will not be unreasonably withheld or delayed,”; and

(ii) adding after Subparagraph (b) thereof the following Subparagraph (c):

(c) it shall be a condition precedent to the effectiveness of any such transfer or assignment of this Agreement and each Transaction hereunder by CSi that each Rating Agency then rating the Notes issue written acknowledgment, that, notwithstanding such transfer or assignment, the then-current rating of the Notes will not be downgraded.

(7)	The definition of “Reference Market-makers” contained in Section 14 of this Agreement is hereby amended by adding in the fourth line thereof after the word “credit” the words “or to enter into transactions similar in nature to Transactions”.

(b)         Permitted Security Interest. For purposes of Section 7 of this Agreement, CSi hereby consents to the Permitted Security Interest, subject to the provisions of this paragraph below.

“Permitted Security Interest” means the collateral assignment by the Trust of the Swap Collateral to the Indenture Trustee pursuant to the Indenture.

“Swap Collateral” means all right, title and interest of the Trust in this Agreement, each Transaction hereunder, and all present and future amounts payable by CSi to the Trust under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Notwithstanding the grant of the Permitted Security Interest, the Trust shall not be released from any of its obligations under this Agreement or any Transaction, and CSi may exercise its rights and remedies under this Agreement without notice to, or the consent of the Indenture Trustee, except as otherwise expressly provided in this Agreement or in the Indenture with respect to CSi’s right to bring legal proceedings against the Trust or the Indenture Trustee for purposes of enforcing this Agreement against the Trust.

CSi’s consent to the Permitted Security Interest is expressly limited to the Indenture Trustee for the benefit of the Noteholders under the Indenture, and CSi does not consent to the sale or transfer by the Indenture Trustee of the Swap Collateral to any other person or entity (other than a successor to the Indenture Trustee under the Indenture acting in that capacity), and the manner in which the Indenture Trustee may realize upon the Swap Collateral shall be to declare an Event of Default, Additional Termination Event or designate an Early Termination Date by notice given to CSi pursuant to the provisions of this Schedule and the Agreement.

The Trust hereby acknowledges that, as a result of the Permitted Security Interest, all rights of the Trust under this Agreement, including any Transaction, have been assigned to the Indenture Trustee pursuant to the Indenture, and notwithstanding any other provision in this Agreement, the Trust may not take any action hereunder to exercise any of such rights without the prior written consent of the Indenture Trustee, including, without limitation, providing any notice under this

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Agreement, the effect of which would be to cause an Early Termination Date to occur or be deemed to occur. If the Trust gives any notice to CSi for the purposes of exercising any of the Trust’s rights under this Agreement, CSi shall have the option of treating that notice as void unless that notice is signed by the Indenture Trustee acknowledging its consent to the provisions of that notice. The foregoing notwithstanding, nothing herein shall be construed as requiring the consent of the Indenture Trustee for the performance by the Trust of any of its obligations hereunder.

Except as expressly provided in this Agreement for any Event of Default, Termination Event, or Additional Termination Event, CSi and the Trust may not enter into any agreement to dispose of any Transaction, whether in the form of a termination, unwind, transfer or otherwise without the prior written consent of the Indenture Trustee.

(c) Waiver of Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement between CSi and the Trust, each of CSi and the Trust irrevocably waives as to itself any and all rights to counterclaim, set-off, recoupment, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Section 2(c) of this Agreement with respect to the netting of the parties respective obligations under this Agreement. Specifically, the provision for set-off in the 1st sentence of the preamble to Section 6(e) of this Agreement shall not apply for purposes of any Transaction hereunder.

(d) No Bankruptcy Petition. CSi agrees that, prior to the date that is one year and one day after the date upon which the Trust created under the Trust Agreement is terminated in accordance with the terms thereof, it shall not institute against, or join any other person in instituting against, the Trust or SLM Funding LLC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the rights of CSi to file any claim in, or otherwise take any action with respect to any such proceeding that was instituted against the Trust or SLM Funding LLC by a Person other than CSi.

(e) Limited Recourse to the Trust. Without prejudice to CSi’s rights under Section 5 of this Agreement, all obligations of the Trust shall be payable by it only on each Trust Floating Rate Payment Date, to the extent (i) it has sufficient Available Funds in the Collection Account to make the scheduled payment in accordance with Section 2.8(c) or Section 2.8(i) of the Administration Agreement or (ii) it has sufficient funds available in the Reserve Account to make the scheduled payment in accordance with Section 2.9 of the Administration Agreement or in the Capitalized Interest Account to make the scheduled payment in accordance with Section 2.10(a) of the Administration Agreement. To the extent such funds are not available or are insufficient for the payment thereof, it shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement.

(f) Scope of Obligations of the Trustee. The parties hereto agree that:

(i) This Agreement is executed and delivered by Chase Bank USA, National Association, not individually but solely in its capacity as trustee and in the exercise of the powers and authority conferred and vested in the Trustee under the Trust Agreement; and

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(ii) Each of the representations, undertakings and agreements contained in this Agreement made on the part of the Trust is made and intended not as an individual representation, undertaking and agreement, but is made and intended for the purposes of binding only the Trust.

(g)         Restrictions on Amendments. The Trust shall not enter into any amendment, modification or supplement to the Indenture or any other Basic Document that would materially adversely affect (i) CSi’s ability to enforce or protect its rights or remedies under this Agreement (including any security interest granted to CSi pursuant to the Indenture), (ii) the ability of the Trust to timely and fully perform its obligations under this Agreement or (iii) any of the Trust’s obligations under this Agreement or any Basic Document (including priority of payments under the Trust Agreement or the Indenture). Any such amendment, modification or supplement without CSi’s prior written consent shall not be binding on CSi. No amendment, modification, or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, and (B) the Indenture Trustee has acknowledged its consent thereto in writing, to the extent the consent of the Indenture Trustee is required under the terms of the Indenture. Prior to or simultaneous with the execution of any such amendment, the Trust shall obtain a written acknowledgment, or cause a written acknowledgment to be obtained, from each rating agency then rating the Notes, that their then-current rating of the Notes will not be reduced or withdrawn as a result of the amendment.

(h)         Consent to Recording. Each party hereby consents to the electronic recording of the telephone conversations of officers, employees or agents of the parties, their Affiliates in connection with this Agreement or any Transaction or potential Transaction and agrees that any such recordings may be submitted in evidence in any proceeding to establish any matters pertinent to this Agreement or any Transaction.

(i)         Waiver of Trial by Jury. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement, any Credit Support Document or any Transaction contemplated hereby or thereby. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and any Transaction and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(j)         Replacement Transaction. If the long-term senior unsecured debt rating of CSi is downgraded below “BBB-” by S&P or any successor Rating Agency or such rating of CSi is downgraded below “A-1+” and CSi falls to Transfer Eligible Collateral equal to or in excess of the amount required under the Credit Support Annex, then CSi shall provide, within 10 Business Days of such downgrade, a Replacement Transaction, at no cost to the Trust.

If any other Additional Termination Event shall have occurred with respect to CSi with respect to a rating downgraded or withdrawal by Moody’s or Fitch or any successor rating Agency, then CSi shall provide, within 10 Business Days of such downgrade or withdrawal, a Replacement Transaction or a Letter of Credit Transaction, at no cost to the Trust.

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In each case, the failure of CSi to provide such a Replacement Transaction or when applicable, a Letter of Credit Transaction, shall be deemed to be an Additional Termination Event and not an Event of Default. CSi shall be the Affected Party for purpose of this Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions.

The occurrence of the Additional Termination Event described in this paragraph shall have no effect on CSi’s obligation to undertake the steps set forth in this paragraph and the Credit Support Annex made part hereof in the event the Trust does not exercise its rights to terminate this Agreement and the Transaction entered into hereunder.

For purposes of this Agreement;

A “Letter of Credit Transaction” means a letter of credit, guaranty or surety bond or insurance policy covering the swap counterparty’s obligations under this Agreement from a bank, guarantor or insurer having: (1) (a) a long-term senior debt rating of at least “Aa3” by Moody’s where the bank, guarantor or insurer has only a long-term rating or (b) a long-term senior debt rating of at least “A-1” and a short-term debt rating of at least “P-1” by Moody’s where the bank, guarantor or insurer has both long-term and short-term ratings; and (2) a short-term debt rating of at least “F1” by Fitch. A letter of credit, guaranty or surety bond or insurance policy will constitute a “Letter of Credit” Transaction only if each of the Rating Agencies then rating the Notes issues a written acknowledgment stating that the ratings of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced after giving effect to the transaction with the relevant bank, guarantor or insurer.

A “Replacement Transaction” means a transaction with a replacement counterparty who shall assume CSi’s position with respect to a Transaction on the same terms and conditions as such Transaction and this Agreement, mutatis mutandis, or with such other amendments to the terms of this Agreement as may be approved by the parties, and where such replacement counterparty pays to, or receives from, CSi the fair market value of CSi’s position with respect to that Transaction as determined by CSi in good faith; provided that the Trust shall not be responsible for any costs associated with such replacement. A transaction with a replacement counterparty will constitute a “Replacement Transaction” for purposes of this Agreement only if each of the Rating Agencies then rating the Notes issues a written acknowledgment stating that the rating of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced after giving effect to the transaction with the replacement counterparty.

(k)         Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivative Association, Inc.), without regard to any revision or subsequent edition thereof, shall be incorporated into this Agreement and each Confirmation except as provided for thereof or in the Confirmation. In the event of any inconsistency between the Definitions and the Agreement or any Confirmation, this Agreement or, as the case may be, such Confirmation shall prevail.

(l)         Additional Definitions. Unless otherwise defined in this Agreement or in any Confirmation, the terms “Administration Agreement”, “Administrator”, “Available Funds”, “Basic Document”, “Capitalized Interest Account”, “Class A-6 Notes”, “Collection Account”, “Custody Account”, “Indenture”, “Indenture Trustee”, “Notes”, “Rating Agency”, “Reserve Account”, “Trust” and “Trust Agreement” shall have the meanings ascribed to such terms in Appendix A to that certain

34

Amended and Restated Trust Agreement dated as of April 20, 2006 by and among SLM Funding LLC, Chase Bank USA, National Association, as the Trustee, and Deutsche Bank Trust Company Americas, as the Indenture Trustee, as the same may be amended, modified, restated or replaced.

(m)         Future Assurances. In the event that a Collateral Delivery Trigger has occurred, the parties here to agree to promptly negotiate an amendment to this Schedule and the Credit Support Annex to make herein or therein any changes required to meet the then current policies of the Rating Agencies concerning counterparties eligible to provide swaps for AAA-rated securities including but not limited to any policies concerning required collateral types, levels and other collateral delivery mechanics.

35

CREDIT SUISSE INTERNATIONAL		SLM STUDENT LOAN TRUST 2006-4

		By:	Chase Bank USA, National Association not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, the Indenture Trustee and SLM Funding LLC

By:	/S/ LOUIS J. IMPELLIZERI
Name:	Louis J. Impellizeri
Title:	Authorized Signatory
Date:	April 20, 2006
		By:	/S/ JOHN J. CASHIN
		Name:	John J. Cashin
		Title:	Vice President
		Date:	April 20, 2006
By:	/S/ BARRY DIXON
Name:	Barry Dixon
Title:	Authorized Signatory
Date:	April 20, 2006

36

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of April 20, 2006

between

SLM STUDENT LOAN TRUST 2006-4            and            CREDIT SUISSE INTERNATIONAL

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:-

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof; and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

CSi - SLM Student Loan Trust 2006-4

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to CSi and the Trust: None.

With respect to the Trust: None.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A) “Delivery Amount” and “Return Amount” have the meanings specified in Paragraph 3(a) and 3(b), respectively.

(B) “Credit Support Amount” has the meaning specified in Paragraph 3; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing with respect to CSi, Credit Support Amount shall have the meaning specified under the relevant definition of Ratings Criteria (as defined below). In circumstances where more than one of the Ratings Criteria apply to CSi, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in CSi transferring the greatest amount of Eligible Credit Support. Under no circumstances will CSi be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria.

(ii)	Eligible Collateral. The following items will qualify as “Eligible Collateral” for CSi:

	Eligible Collateral	CSi	Valuation Percentage
(A)	Cash	[X]	100.0%
(B)	Treasury Securities with a remaining maturity of 52 weeks or less	[X]	97.0%
(C)	Treasury Securities with a remaining maturity of more than 52 weeks but no more than 5 years	[X]	93.0%
(D)	Treasury Securities with a remaining maturity of equal to or more than 5 years but no more than 10 years	[X]	90.0%
(E)	Agency Notes with a remaining maturity of 52 weeks or less	[X]	94.0%
(F)	Agency Notes with a remaining maturity of more than 52 weeks but no more than 5 years	[X]	88.0%
(G)	Agency Notes with a remaining maturity of equal to or more than 5 years but no more than 10 years	[X]	83.0%

(H)	Eligible Euro-Area Government Paper with a remaining maturity of less than 52 weeks	[X]	98%
(I)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 1 year but no more than 3 years	[X]	95.8%
(J)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 3 year but no more than 5 years	[X]	89.3%
(K)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 5 year but no more than 7 years	[X]	85.7%
(L)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 7 year but no more than 10 years	[X]	80.7%
(M)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 10 year but no more than 30 years	[X]	72.5%
(N)	Eligible Euro-Area Agency Paper with a remaining maturity of less than 52 weeks	[X]	97.4%
(O)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 1 year but no more than 3 years	[X]	95.2%
(P)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 3 year but no more than 5 years	[X]	88.0%
(Q)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 5 year but no more than 7 years	[X]	85.4%
(R)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 7 year but no more than 10 years	[X]	81.6%
(S)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 10 year but no more than 30 years	[X]	72.5%

provided that:

(1) in relation to calculations in connection with the Fitch Criteria (as defined below), the applicable Valuation Percentage shall be (1) the relevant percentage determined by reference to the table headed “Advance Rates (%)” appearing at the end of Appendix 3 to the Fitch Criteria;

(2) upon the occurrence of a First Trigger with respect to CSi and during the continuation thereof, the Valuation Percentage for the Eligible Collateral shall be the percentages set forth above or if lower, the percentages set forth as the collateral advance rates in Table 2A “Collateral Advance Rates – Where Rated Liabilities are Euro Denominated” under the column headed “First Trigger – Posting Frequency – Weekly” of Table 2A attached hereto;

(3) upon the occurrence of a Second Trigger with respect to CSi and during the continuation thereof until such time as CSi obtains a Replacement Transaction or a Letter of Credit Transaction, the Valuation Percentage for the Eligible Collateral shall be the percentages set forth above or if lower, the percentages set forth as the collateral advance rates in Table 2A “Collateral Advance Rates – Where Rated Liabilities are Euro Denominated” under the column headed “Second Trigger – Posting Frequency – Weekly” of Table 2A attached hereto;

(4) at no time shall the portion of Posted Collateral consisting of Eligible Euro-Area Government Paper and Eligible Euro-Area Agency Paper have more than 10 separate CUSIPs, ISINs or Common Codes associated therewith; and .

(5) where the ratings of the Relevant Rating Agencies differ with respect to the same item of Posted Collateral, the lower of the ratings shall apply.

For the purpose of this Annex, references to the “Relevant Rating Agency” shall mean the Rating Agency whose Ratings Criteria will be used to determine the amount of Eligible Credit Support that CSi is required to transfer to the Trust following a credit ratings downgrade or withdrawal of CSi.

(iii)	Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Not applicable.

(iv)	Thresholds.

(A)	“Independent Amount” means with respect to CSi and to the Trust: Zero.

(B)	“Threshold” means with respect to CSi: Zero.

“Threshold” means with respect to the Trust: Infinity.

(C)	“Minimum Transfer Amount” means with respect to CSi: USD$1,000,000; and with respect to the Trust: USD$1,000,000; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing with respect to CSi, the Minimum Transfer Amount with respect to such party shall be USD$10,000 and provided further that if (1) an Event of Default has occurred and is continuing with respect to CSi or (2) an Additional Termination Event has occurred in respect of which CSi is an Affected Party, the Minimum Transfer Amount with respect to such party shall be zero.

(D)	Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest USD$100,000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means for purposes of Paragraphs 3 and 5, CSi; unless an Event of Default, Potential Event of Default or a Termination Event has occurred with respect to CSi in which case, the Trust shall be Valuation Agent.

(ii)	“Valuation Date” means the second (2nd) Local Business Day of each calendar week.

(iii)	“Valuation Time” means the close of business in New York on the New York Banking Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 10:00 a.m., New York time, on a Local Business Day.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Events will be a “Specified Condition” for the party specified (that Party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

(A) With respect to Eligible Collateral consisting of Cash, 100%; and

(B) with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date; multiplied by the applicable Valuation Percentage.

In relation to the foregoing, CSi will, upon receipt of reasonable notice from a Rating Agency, demonstrate to that Rating Agency, the calculation by CSi of the Transferee’s Credit Support Amount and the Value of any Posted Collateral.

In addition, if the long-term debt rating of CSi is withdrawn or downgraded to “BBB” by S&P or any successor Rating Agency, the “calculation” of Exposure shall be verified by an external mark-to-market on at least a monthly basis. This external mark must be obtained by an independent third- party, and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. Exposure and any required Credit Support Amount should be based on the greater of the internal and external marks, and any deficiencies in the Credit Support Amount must be cured within three days.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodian.

The Trust and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1)	Posted Collateral other than Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper may be held only in the following jurisdictions: the United States of America;

(2)	Posted Collateral other than Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper shall at all times be held in a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from Moody’s, S&P, and, if such institution is rated by Fitch, Fitch, in one of their generic rating categories which signifies investment grade; and

(3)	Posted Collateral consisting of Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper may be held only in the following jurisdictions: Brussels, Belgium.

Initially, the Custodian for the Trust is The Bank of New York, for the benefit of Chase Bank USA, National Association, as Eligible Lender Trustee for the SLM Student Loan Trust 2006-4.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply. Notwithstanding the foregoing, the Trust shall be permitted to assign all of its rights to the Posted Collateral to the Indenture Trustee pursuant to the terms of the Indenture as well as to invest any portion of the Posted Collateral consisting of Cash deposited from time to time in the Trust’s Custody Account.

(h)	Distributions and Interest Amount.

(i)	“Interest Rate”. The “Interest Rate” means the actual earnings received on any Posted Collateral consisting of Cash on deposit during a period in the Trust’s Custody Account, expressed as a percentage.

(ii)	Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). Not Applicable.

(j)	Other Eligible Support and Other Posted Support. “Value” and “Transfer” with respect to Other Eligible Support and Other Posted Support each means: Not Applicable.

(k)	Demands and Notices

All demands, specifications and notices to CSi under this Annex will be made to:

7200 Kit Creek Road

Building 11

Research Triangle Park, NC 27709

Telephone: (919) 994-4820

Facsimile: (917) 326-8626

Group E-mail: americas.collateralmgt@csfb.com

Attention: Collateral Management Americas

and all demands, specifications and notices to the Trust under this Annex will be to:

(For all purposes)

SLM Student Loan Trust 2006-4

c/o Chase Bank USA, National Association

Christiana Center/OPS 4

500 Stanton Christiana Road

Newark, Delaware 19713

Attention: Corporate Trust Department

Facsimile No.: (302) 552-6280

With copies to:

(For all purposes)

JPMorgan Chase Bank, National Association

450 West 33rd Street

15th Floor

New York, New York 10001

Attention: Structured Finance Services

Facsimile No.: (212) 946-3737

Telephone No.: (212) 946-3678

(For delivery confirmation only)

Sallie Mae, Inc.

12061 Bluemont Way

Reston, Virginia 20190

Attention: Trust Administration

Facsimile No.: (703) 984-5651

Telephone No.: (703) 984-6706

Electronic Messaging System Details: None

; provided that any demand, specification or notice may be made by telephone (“Telephone Notice”) between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business on the same day that such Telephone Notice is given.

(l)	Addresses for Transfers.

CSi:

To be notified to the Trust at the time of request for transfer.

The Trust:

To be notified to CSI prior to any transfer.

(m)	Other Provisions.

(i) Modification to Paragraph 2 – Security Interest: The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

Paragraph 2. Security Interest.

The Pledgor hereby pledges to the Eligible Lender Trustee, on behalf of the Secured Party, as security for its Obligations, and grants to the Eligible Lender Trustee, on behalf of the Secured Party, a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Eligible Lender Trustee, on behalf of the Secured Party hereunder. Upon the Transfer by the Eligible Lender Trustee, on behalf of the Secured Party, to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

(ii) Modification to Paragraph 6(d)(i) — Distributions: Paragraph 6(d)(i) shall be amended such that the phrase “or is deemed to receive” is hereby deleted.

(iii) Modification to Paragraph 7 — Events of Default: Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to “two Local Business Days”, “five Local Business Days” and “thirty days” respectively, shall instead be replaced by “one Local Business Day”, “three Local Business Days” and “three Local Business Days” respectively.

(iv) Modification to Paragraph 9 — Representations:

(A) The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

Paragraph 9. Representations. The Pledgor represents to the Eligible Lender Trustee, on behalf of the Secured Party (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

(B) Item (iii) of Paragraph 9 is amended and restated in its entirety to read as follows:

(iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and continuing security interest therein, which security interest is prior to all other security interests and liens and is enforceable as such as against creditors of and purchasers from the Pledgor (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest);

(C) Paragraph 9 is amended such that (I) the word “and” at the end of item (iii) is deleted, (II) the “period” at the end of item (iv) is deleted and replaced with the phrase “; and” and (III) a new item (v) is added at the end thereof which reads as follows:

“All of the Posted Collateral has been and will be credited to the Custody Account. The Custodian has agreed to treat all items of Posted Collateral being held in the United States as “financial assets” within the meaning of the UCC and the Pledgor has taken all steps necessary to cause the Custodian to identify in its records the Secured Party as the person having the security entitlement against the Custodian in the Custody Account. The Custody Account is not in the name of any person other than the Secured Party and the Pledgor has not consented to the Custodian’s compliance with the entitlement orders of any person other than the Secured Party.”

(v) Modifications to Paragraph 12 - Amended Definitions: The following definitions of “Pledgor” and “Secured Party” are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

“Pledgor” means CSi, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Secured Party” means the Eligible Lender Trustee, on behalf of the Trust, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

(vi) Additions to Paragraph 12: The following definitions of “Ratings Criteria”, “Ratings Collateral Trigger”, “Modified Exposure” and “Pricing Sources” shall be added to Paragraph 12 of this Annex:

“Ratings Criteria” means, the criteria used by S&P (“S&P Criteria”), the criteria used by Moody’s (“Moody’s Criteria”) and the criteria used by Fitch as set out in the report by Fitch dated 13 September 2004 and entitled Counterparty Risk in Structured Finance Transactions: Swap Criteria (“Fitch Criteria”) for the purposes of determining the amount of Eligible Credit Support CSi is required to transfer hereunder following a credit ratings downgrade where CSi has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement. Where CSi is required to post collateral in accordance with more than one Ratings Criteria, CSi will be required to post collateral in accordance with such Ratings Criteria which produces the highest Delivery Amount and the lowest Return Amount.

Fitch Criteria

“Credit Support Amount” shall mean, with respect to a Transferor on a Valuation Date, the sum of (a) the Transferee’s Exposure as determined by CSi in good faith and (b) 1.05 multiplied by the current aggregate Notional Amount(s) of the outstanding Transactions multiplied by the Volatility Cushion.

“Volatility Cushion” means the percentage specified in Appendix 2 to the Fitch Criteria for a weighted average life that is equal to (or closest to) the weighted average of the weighted average life of each series and class of Notes rated by Fitch. For these purposes, the Valuation Agent shall utilize the weighted average life of each series and class of Notes rated by Fitch in relation to which CSi is the swap counterparty provided by the Administrator (1) an assumed constant prepayment rate of 0.0%, default rate of 0.0% and such assumptions as will reflect the then current expectations of Administrator and/or be based upon such circumstances as Administrator may, in good faith, determine applicable; and, notwithstanding for the avoidance of doubt (1) above, assuming (2) that the Issuer will not redeem the Notes other than on the maturity date in respect of such Notes.

Moody’s Criteria

“Credit Support Amount” shall mean for the purposes of the Moody’s Criteria with respect to a Transferor on a Valuation Date the sum of (a) the Transferee’s Exposure as determined by Valuation Agent in good faith plus (b) either (i) the First Trigger Collateral Levels or (ii) the Second Trigger Collateral Levels, as applicable where:

“First Trigger” means, on any Valuation Date, where CSi has Moody’s rating(s) which are at or below the levels set forth for the “First Trigger” in Appendix 1 to Table 1 attached hereto.

“First Trigger Collateral Levels” means the required collateral amounts required by Moody’s for a Cross-currency swap (Spread-based payments) upon the occurrence of a First Trigger with respect to CSi, all as set forth in Appendix 1 to Table 1 attached hereto.

“Second Trigger” means, on any Valuation Date, where CSi has Moody’s rating(s) which are at or below the levels set forth for the “Second Trigger” in Appendix 2 to Table 1 attached hereto.

“Second Trigger Collateral Levels” means the required collateral amounts required by Moody’s for a Cross-currency swap – Variable notional amortisation - Spread-based payments upon the occurrence of a Second Trigger with respect to CSi, all as set forth in the table in Appendix 2 to Table 1 attached hereto.

In relation to the foregoing, CSi will, upon receipt of reasonable notice from Moody’s, demonstrate to Moody’s the calculation by CSi of the Transferee’s Credit Support Amount.

S&P Criteria

“Credit Support Amount” shall mean with respect to a Transferor on a Valuation Date the sum of:

(A)	the greater of zero and the Transferee’s Modified Exposure, and

(B)	VB multiplied by Notional Amount where.

VB equals the following:

U.S. Dollar/Euro

19

Counterparty Rating (S&P)	5 Years or Less Until to Termination Date	More than 5 Years but 10 Years or Less until the Termination Date	More than 10 Years until the Termination Date
Above A-1	0%	0%	0%
A-1	7.75%	8.75%	10.00%
A-2	12.25%	15.75%	18.50%
A-3	16.25%	20.00%	26.00%
BB+ or lower	22.50%	30.00%	45.25%

“Modified Exposure” means, for any Valuation Date, an amount equal to the greater of (i) the Secured Party’s Exposure for that Valuation Date, (ii) the aggregate amounts of the next scheduled interest payment that is required to be made by CSi pursuant to each Transaction to which CSi and the Trust are party and (iii) one percent of the outstanding Notional Amount of each Transaction outstanding under the Master Agreement.

“Ratings Collateral Trigger” means the occurrence of any of the following events:

(i) the short-term debt rating of CSi is downgraded below “A-1+” (or where CSi does not have a short-term debt rating, its long-term senior unsecured debt rating is withdrawn or downgraded below “AA-”) by S&P or a successor Rating Agency;

(ii) the occurrence with respect to CSi of a First Trigger; or

(iii) The short-term debt rating of CSi is downgraded below “F1” by Fitch or any successor Rating Agency.

“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

(vii) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of CSi or the Trust, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party’s rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

(viii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

(A) Eligible Collateral;

(B) Exposure; and

(C) Posted Collateral

shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

(n)	Agreement as to Single Secured Party and Pledgor. CSi and the Trust agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions

20

of Paragraph 12, (a) the term “Secured Party” as used in this Annex shall mean only The Trust, (b) the term “Pledgor” as used in this Annex shall mean only CSi, (c) only CSi makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only CSi will be required to make Transfers of Eligible Credit Support hereunder.

(o)	Covenants of the Pledgor. So long as the Agreement is in effect, CSi covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by CSi, except the security interest created hereunder and any security interests or other encumbrances created by the Trust; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Trust.

(p)	Costs of Transfer on Exchange. Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(q)	Additional Definitions

“Agency Notes” means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated Aaa by Moody’s and AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

“Treasury Securities” means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

“Eligible Euro-Area Agency Paper” means the negotiable debt obligations of any Kreditanstalt fuer Wiederaufbau and European Investment Bank (with a local and foreign currency issuer rating of Aa2 or above by Moody’s, AA or above by S&P and AA or above by Fitch).

“Eligible Euro-Area Government Paper” means the negotiable debt obligations of any Euro-Area Government (the country of which has a local and foreign currency issuer rating of Aa2 or above by Moody’s, AA or above by S&P and AA or above by Fitch).

“Euro-Area Government” means any of the following countries: Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Netherlands; Portugal; Spain; Sweden; Switzerland or the United Kingdom;

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IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

CREDIT SUISSE INTERNATIONAL

By:	/S/ LOUIS J. IMPELLIZERI
Name: Louis J. Impellizeri Title: Authorized Signatory Date: April 20, 2006

By:	/S/ BARRY DIXON
Name: Barry Dixon Title: Authorized Signatory Date: April 20, 2006

SLM STUDENT LOAN TRUST 2006-4

By:	Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, SLM Funding LLC and Deutsche Bank Trust Company Americas, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name: John J. Cashin Title: Vice President Date: April 20, 2006

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CONFIRMATION

April 20, 2006

SLM Student Loan Trust 2006-4

c/o Chase Bank USA, National Association

Christiana Center/OPS4

500 Stanton Christiana Road

Newark, Delaware 19713

Attention: Corporate Trust Department

Subject: Currency Swap Transaction

Dear Sir/Madam

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the above referenced currency swap transaction entered into on the Trade Date specified below (the “Transaction”) between Credit Suisse International (“CSi”), and SLM Student Loan Trust 2006-4 (the “Trust”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of April 20, 2006, as may be amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The Trust and CSi each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

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2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	April 12, 2006.

Effective Date:	April 20, 2006.

Termination Date:	The date which is the earlier of (i) the date on which the Class A-6 Notes are repaid in full and (ii) 25 January 2041.

Currency Swap Transaction Exchange Rate:	EUR 1.00 to USD 1.21250044409.

Floating Amounts – CSi

Floating Rate Payer:	CSi.

Floating Rate Payer Currency Amount:	As at any date, with respect to any Calculation Period, an amount equal to EUR 436,288,500 minus the aggregate of each CSi Interim Exchange Amount made prior to such date.

Floating Rate Payer Payment Dates:	Early Payment applies – three (3) Business Days prior to the applicable Period End Date or the Termination Date, as the case may be.

Floating Rate Period End Dates:	Each 25 January, 25 April, 25 July and 25 October during the term hereof, commencing on 25 July 2006, and ending on the Termination Date, subject to adjustment with the Following Business Day convention.

Floating Rate:

EUR-EURIBOR-Telerate except for the initial Calculation Period; provided, however that the Floating Rate shall be the rate that appears on Telerate Page 248 as of 11:00 a.m. Brussels time, on the day that is two Target Settlement Days and New York Business Days preceding that Reset Date.

For the initial Calculation Period, the Floating Rate will be determined by the following formula:

x + [ 5 /32 * (y – x) ]

where:

x = Three-Month EUR-EURIBOR-Telerate, and

y = Four-Month EUR-EURIBOR-Telerate.

Designated Maturity:	3 months.

Spread:	0.15% per annum.

Floating Rate Day Count Fraction:	Actual/360.

Reset Dates:	First day of each Calculation Period.

Floating Amounts – The Trust

Floating Rate Payer:	The Trust.

Floating Rate Payer Currency Amount:	As at any date, with respect to any Calculation Period, an amount equal to USD $529,000,000 minus the aggregate of each Trust Interim Exchange Amount made prior to such date.

Floating Rate Payer Payment Dates:	Early Payment applies – three (3) Business Days prior to the applicable Period End Date or the Termination Date, as the case may be.

Floating Rate Period End Dates:	Each 25 January, 25 April, 25 July and 25 October during the term hereof, commencing on 25 July 2006, and ending on the Termination Date, subject to adjustment with the Following Business Day convention.

Floating Rate:

USD-LIBOR-BBA except for the initial Calculation Period and provided further, that (i) the term “London Banking Days” shall mean a Business Day in New York City and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

For the initial Calculation Period, the Floating Rate will be determined by the following formula:

x + [ 5 /32 * (y – x) ]

where:

x = Three-Month USD-LIBOR-BBA, and

y = Four-Month USD-LIBOR-BBA.

Designated Maturity:	3 months.

Spread :	0.16% per annum.

Floating Rate Day Count Fraction:	Actual/360.

Reset Dates:	First day of each Calculation Period.

Initial Exchanges:

Initial Exchange Date:	Effective Date.

CSi Initial Exchange Amount:	USD 527,677,500.

Trust Initial Exchange Amount:	EUR 435,197,779.

Interim Exchanges:

Interim Exchange Date:	Early Payment applies – three (3) Business Days prior to each Floating Rate Period End Date (falling on or before the Final Exchange Date) upon which the Trust is obliged to make a payment of principal to the Noteholders of the Class A-6 Notes.

CSi Interim Exchange Amount:	A EUR amount equal to the Trust Interim Exchange Amount converted to EUR using the Currency Swap Transaction Exchange Rate.

Trust Interim Exchange Amount:	In respect of any Interim Exchange Date, fifty percent (50%) of the USD amount allocated as due to the Class A-6 Noteholders in respect of that Interim Exchange Date and available for payment to the Class A-6 Noteholders pursuant to the Indenture and the Administration Agreement with respect to payments of principal on the Class A-6 Notes.

Final Exchanges:

Final Exchange Date:	Early Payment applies – three (3) Business Days prior to the Termination Date.

CSi Final Exchange Amount:	A EUR amount equal to the Trust Final Exchange Amount converted to EUR using the Currency Swap Transaction Exchange Rate.

Trust Final Exchange Amount:	Fifty percent (50%) of the USD amount of principal due to the Class A-6 Noteholders on the Final Exchange Date and available for payment to the Class A-6 Noteholders pursuant to the Indenture and the Administration Agreement with respect to payments of principal on the Class A-6 Notes.

Business Days for Payments:	New York and TARGET.

Termination:

Termination Payment due following Cross Default of the Trust.	In the event that this Transaction is terminated following a Cross Default (Event of Default) where the Trust is the Sole Defaulting Party, the termination payment due to either party shall be calculated in accordance with Section 6(e) of the Agreement: provided however that the CSi

Final Exchange Amount shall be equal to the CSi Floating Rate Payer Currency Amount and that the Trust Final Exchange Amount shall be equal to the Trust Floating Rate Payer Currency Amount.
Other Provisions:

Calculation Agent:	CSi, unless an Event of Default has occurred with respect to CSi in which event the Calculation Agent shall become the Trust. In the event the Trust becomes the Calculation Agent pursuant to the preceding sentence, the Trust shall delegate its duties as Calculation Agent to the Administrator, in accordance with the terms of the Schedule.

For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by inter alia the Administrator or the Trust and the Calculation Agent shall not be liable for any error, incompleteness or omission regarding such information

Notifications:	The Trust shall cause the delivery of such information, report, notice or certificate to the Calculation Agent at least one (1) Business Day prior to any Payment Date.

Interest and Principal Payments:	The Calculation Agent shall notify the other party hereto and the Administrator of the amount of interest and/or any Interim Exchange Payments to be made under the Agreement on each Floating Rate Payer Payment Date and/or each Interim Exchange Date (or Final Exchange Rate, as the case may be) promptly following receipt by the Calculation Agent from the Administrator of the information required to determine such amounts.

Deferral of Floating Amounts:	If any payment of interest under the Class A-6 Notes is deferred in accordance with the terms and conditions of the Notes then a corresponding part of the CSi Floating Amount and a pro rata part of the Trust Floating Amount which, in each case, would otherwise be due in respect of the relevant Floating Rate Payer Payment Date shall be deferred.

The amount so deferred on the CSi Floating Amount shall be payable on the next CSi Floating Rate Payer Payment Date (together with an additional floating amount accrued thereon determined using the same rate used to calculate the CSi Floating Amount payable on that next CSi Floating Rate Payer Payment Date) and the CSi Floating Amount due on such date shall be deemed to include such amounts.

The amount so deferred on the Trust Floating Amount shall be payable on the next Trust Floating Rate Payment Date (together with an additional floating amount accrued thereon determined using the same rate used to calculate the Trust Floating Amount payable on that next Trust Floating Rate Payer Payment Date) and the Trust Floating Amount due on such date shall be deemed to include such amounts.

On any subsequent occasion if any payment of interest under the Class A-6 Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Class A-6 Notes then all or a corresponding part of the CSi Floating Amount and a pro rata part of the Trust Floating Amount shall be deferred.

3. Account Details:

Payments to CSi:

For EUR:
Citibank London
CITI GB2L
CSFB International
A/C 10403229

For USD:
The Bank of New York
ABA #021000018
CSFB International
A/C: 890-0360-968

Payments to the Trust:

For USD:	SLM Student Loan Trust 2006-4
Deutsche Bank Trust Company Americas
ABA# 021 001 033
Account of Corporate Trust & Securities Services
Account #: 01419647
REF: SLM Student Loan Trust 2006-4
Collection Account #51936
Attn: Michele HY Voon, 250-8454

For Euros (other than
Initial Exchange Amounts):
Deutsche Bank AG, Frankfurt
SWIFT: DEUTDEFF
For Account: Deutsche Bank London
A/C: 925799900
Ref: DBTCA RE: SLM 2006-4
Euro Account 0274754 0000 EUR000 CTA

For payment inquiries:	SLM Student Loan Trust 2006-4
c/o Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-5705
Electronic Messaging System Details: None

4. Offices:

(a) The Office of CSi for this Transaction is London, England.

(b) The Office of the Trust for this Transaction is Newark, Delaware.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

CREDIT SUISSE INTERNATIONAL

By:	/S/ LOUIS J. IMPELLIZERI
Name: Louis J. Impellizeri Title: Authorized Signatory

Confirmed as of the date first written above:

SLM STUDENT LOAN TRUST 2006-4

By:

Chase Bank USA, National Association, not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, the Indenture Trustee and SLM Funding LLC

By:	/S/ JOHN J. CASHIN
Name: John J. Cashin Title: Vice President

Class A-6 Notes

(Multicurrency-Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of April 20, 2006

SLM STUDENT LOAN TRUST 2006-4	and	BNP PARIBAS

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:—

(i) in the same currency; and

(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will: —

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount which Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

ISDA	® 1992

(ii) Liability. If: —

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a) Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

ISDA	® 1992

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for

ISDA	® 1992

the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default’) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or to act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or

ISDA	® 1992

becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets; (7) has a secured party take possession of all or substantially all of its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

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(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all of its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the credit worthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

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(b) Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If—

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing,

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all

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relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default:—

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:—

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

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(2) Two Affected Parties. If there are two Affected Parties:—

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amount, owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

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(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

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(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

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(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means :—

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

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(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)	in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting

ISDA® 1992

from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or

ISDA® 1992

requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of:—

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant Confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

ISDA® 1992

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

ISDA® 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

BNP PARIBAS		SLM STUDENT LOAN TRUST 2006-4

		By:	Chase Bank USA, National Association
not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, the Indenture Trustee and SLM Funding LLC

By:	/S/ MICHEAL MASK
Name:	Micheal Mask
Title:	Authorized Signatory
Date:	April 20, 2006
		By:	/S/ JOHN J. CASHIN
		Name:	John J. Cashin
		Title:	Vice President
		Date:	April 20, 2006
By:	/S/ MINDY SPERLING
Name:	Mindy Sperling
Title:	Authorized Signatory
Date:	April 20, 2006

ISDA® 1992

SCHEDULE

to the

ISDA Master Agreement

dated as of April 20, 2006

between

BNP PARIBAS (“BNP PARIBAS”)	and	SLM STUDENT LOAN TRUST 2006-4 (the “Trust”)

Part 1. Termination Provisions

(b) “Specified Entity” means in relation to BNP Paribas for the purpose of:—

Section 5(a)(v):	Not Applicable
Section 5(a)(vi):	Not Applicable
Section 5(a)(vii):	Not Applicable
Section 5(b)(iv):	Not Applicable

and in relation to the Trust for the purpose of:—

Section 5(a)(v):	Not Applicable
Section 5(a)(vi):	Not Applicable
Section 5(a)(vii):	Not Applicable
Section 5(b)(iv):	Not Applicable

(b) “Specified Transaction” shall have the meaning specified in Section 14 of this Agreement.

(c) Events of Default.

(i) The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to BNP Paribas are the following:

Section 5(a)(i) – “Failure to Pay or Deliver”;

Section 5(a)(ii) – “Breach of Agreement”;

Section 5(a)(iii) – “Credit Support Default”;

Section 5(a)(iv) – “Misrepresentation”;

Section 5(a)(v) – “Default under Specified Transaction”;

Section 5(a)(vi) — “Cross-Default”, as amended in Part 5(a)(3) of this Schedule;

Section 5(a)(vii) — “Bankruptcy”; and

Section 5(a)(viii) — “Merger Without Assumption”.

With respect to BNP Paribas only:—

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement, except that such term shall not include obligations in respect of deposits received.

“Threshold Amount” means in respect of BNP Paribas two per cent (2%) of Party A’s shareholders equity (as stated in the most recently published annual accounts of Party A) (or the equivalent thereof in any other currency or currencies).

(ii) The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to the Trust are the following:

Section 5(a)(i) — “Failure to Pay or Deliver”; provided, it shall constitute an Event of Default under Section 5(a)(i) of this Agreement with respect to the Trust only if (a) the Trust has sufficient Available Funds in the Collection Account, the Capitalized Interest Account or the Reserve Account, as applicable, to make the scheduled payment in accordance with Section 2.8 of the Administration Agreement and (b) it fails to make any such payments in violation of the terms of the Indenture and the Administration Agreement;

Section 5(a)(vi) — “Cross Default”, as amended in Part 5(a)(3) of this Schedule; provided, it shall constitute an Event of Default under Section 5(a)(vi) of this Agreement with respect to the Trust only if either (i) the Notes outstanding under the Indenture have been accelerated pursuant to Section 5.2 of the Indenture in relation to an Event of Default under Section 5.1(i), (ii), (iv) or (v) of the Indenture and such acceleration has become non-rescindable and non-waivable or (ii) the Notes Outstanding under the Indenture have been accelerated pursuant to Section 5.2 of the Indenture in relation to an Event of Default under Section 5.1(iii) of the Indenture and such acceleration has become non-rescindable and non-waivable and pursuant to which the Indenture Trustee has liquidated the Trust Student Loans;” and

Section 5(a)(vii) — “Bankruptcy”; as amended in Part 5(a)(4) of this Schedule.

(d)	Termination Events.

(i) All of the Termination Events specified in Section 5(b) of this Agreement, including but not limited to the “Additional Termination Event” provisions of Section 5(b)(v) of this Agreement, will apply to BNP Paribas.

(ii) The only Termination Events specified in Section 5(b) of this Agreement that apply to the Trust are the following:

Section 5(b)(i) — “Illegality”; and

Section 5(b)(ii) — “Tax Event”.

(e) The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to BNP Paribas and will not apply to the Trust.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

Notwithstanding anything to the contrary in this Agreement, if an Early Termination Date occurs or is effectively designated, BNP Paribas and the Trust agree as follows:

(iv)	The Calculation Agent shall calculate an amount that would be payable to or by the Trust under this Agreement in respect of such Early Termination Date (the “Termination Payment”).

(v)	To the extent that BNP Paribas is required to pay the Termination Payment to the Trust, BNP Paribas shall pay such amount in accordance with the terms of this Agreement.

(vi)	To the extent that the Trust is required to pay the Termination Payment to BNP Paribas where:

(C)	(1) An Event of Default under Section 5(a)(vi) or Section 5(a)(vii) of this Agreement has occurred with respect to the Trust or (2) the Trust is the Defaulting Party and an Event of Default under Section 5(a)(i) of this Agreement has occurred with respect to any Trust Floating Rate Payments, any Trust Interim Exchange Amounts or the Trust Final Exchange Amount (each as defined in any Confirmation), the Trust shall pay such Termination Payment in accordance with Section 5.4(b), priority “FOURTH”, subparagraph (C) of the Indenture or Section 2.8(c) of the Administration Agreement, as applicable; or

(D)	For all other Termination Payments by the Trust to BNP Paribas, the Trust shall pay such Termination Payment in accordance with Section 5.4(b), priority “NINTH” of the Indenture or Section 2.8(i) of the Administration Agreement, as applicable.

(g) “Termination Currency” means United States Dollars.

(h) Additional Termination Events: The occurrence of the following event shall constitute an Additional Termination Event:

An Additional Termination Event shall occur if any of the following events occurs:

(i) the long-term debt rating of BNP Paribas is withdrawn or downgraded below “BBB- by S&P;

(ii) (a) BNP Paribas has neither a long-term or a short-term debt rating from Moody’s; (b) at a time when BNP Paribas has only a long-term rating from Moody’s, the long-term senior unsecured debt rating of BNP Paribas is downgraded by such agency to or below “Baa1” or (c) at a time when BNP Paribas has both long-term and short-term ratings from Moody’s, either its long-term senior unsecured debt rating is downgraded by such agency to or below “Baa1 or its short-term debt rating is downgraded to or below “P-3”; or

(iii) The short-term debt rating of BNP Paribas is withdrawn or downgraded below “F2” by Fitch.

BNP Paribas shall be the Affected Party for purposes of this Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions; provided, however, that BNP Paribas may avoid this Additional Termination Event if BNP Paribas complies with Part 5(j) below).

Part 2. Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BNP Paribas and the Trust make the following representation:-

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided, that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, BNP Paribas and the Trust will make the specific representations specified below:—

(i) BNP Paribas is banking societe anonyme organized under the laws of France and a “foreign person” within the meaning of U.S. Treasury Regulation Section 1.6041-4(a)(4).

(ii) In respect of each Transaction, BNP Paribas enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business and a permanent establishment in the United States and will be properly covered by a United States Internal Revenue Form W-8ECI referred to in Part 3(a) below delivered prior to the receipt of any income from such Transaction.

(iii) In respect of all other Transactions, (I) no part of any payments received or to be received in connection with this Agreement is attributable to a trade or business carried on by it in the United States; (II) it is a “non-U.S. branch of a foreign person” as that term is used in U.S. Treasury Regulation Section 1.1441-4(a)(3)(ii) and it is a “foreign person” as that term is used in U.S. Treasury Regulation Section 1.6041-4(a)(4 and (III) it is fully eligible for the benefits of, and exempt from U.S. federal income tax by reason of, the “Business profits” or “Industrial and Commercial Profits” provisions (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement. “Specified Treaty” means, with respect to BNP Paribas, the income tax treay between the Unites States of America and the Republic of France.

(iv) The Trust represents that it is a statutory trust organized under the laws of the State of Delaware.

Part 3. Documents to be delivered

For purposes of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable: —

(a) Tax forms, documents or certificates to be delivered are: —

Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, arrange for any required certification of, and deliver to the other party or such government or taxing authority as such other party directs, any form, document, or certificate that may be required or reasonably requested in order to allow such other party to make payment under this Agreement without any deduction or withholding for or on the account of any Tax rate, promptly upon the earlier of (i) reasonable demand, (ii) learning that the form, document or certificate is required, or (iii) learning that the form, document or certificate previously provided has become obsolete or incorrect. Without limiting the foregoing, BNP Paribas shall deliver either (i) with respect to any Transaction described in Part 2(b)(ii), an executed United States Internal Revenue Service Form W-8ECI (or successor thereto) or (ii) with respect to any Transaction described in Part 2(b)(iii), an executed United States Internal Revenue Service Form W-8BEN (or successor thereto), in each case (A) upon the execution of this Agreement or (B) at such times specified in this Part 3(a).

(b)	Other Documents to be delivered are: —

Party Required to Deliver	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BNP Paribas	A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.	At execution of this Agreement.	Yes.

Trust	Copies of the Indenture, the Trust Agreement, the Notes and the Administration Agreement.	At execution of this Agreement.	Yes.

Trust	A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.	At execution of this Agreement.	No.

BNP Paribas	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies which opinion shall address the due authorisation and capacity of BNP Paribas or its Credit Support Provider to enter into the Agreement and the Credit Support Annex and the enforceability of the Agreement and the Credit Support Annex.	At or promptly following the execution of this Agreement.	No.

Trust	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies.	At or promptly following the execution of this Agreement.	No.

Trust	Copies of all financial reports sent to the Depository Trust Company by or on behalf of the Indenture Trustee; provided, however that a failure to deliver these documents shall not constitute an Event of Default hereunder.	Promptly after delivery thereof.	Yes.

Trust	Any and all information reasonably requested by BNP Paribas to verify the calculations made by the Calculation Agent under any Transaction.	As soon as practicable after request by the other party.	No.

BNP Paribas & the Trust	Letter Agreement among BNP Paribas, SLM Corporation, SLM Education Credit Finance Corporation and SLM Funding LLC relating to indemnification for securities law claims.	At execution of this Agreement.	No.

BNP Paribas & Trust	Any Credit Support Document(s) specified in Part 4 of this Schedule.	Upon execution of this Agreement.	No.

Part 4. Miscellaneous

(a) Addresses for Notices: For the purpose of Section 12(a) of this Agreement: —

Address for notices or communications to BNP Paribas: —

For purposes of Section 12 of the Master Agreement, notices to any Office in respect of a particular Transaction shall be as specified in the relevant Confirmation to that Transaction and all other notices with respect to the Agreement shall be made as follows:

Address:		BNP Paribas, 787 Seventh Avenue, New York New York 10019 USA
Attention:		Legal and Transaction Management Group – ISDA
Telephone	No:	+(212) 841-3000
Facsimile	No:	+(212) 841-3561

With a copy to:

Address:		BNP Paribas, Paris, 20 boulevard des Italiens, 75009 Paris
Attention:		Legal and Transaction Management Group – ISDA
Telephone	No:	+(33)(0) 1 4014 0199
Facsimile	No:	+(33)(0) 1 4014 0114/ 5577 3261

Address for notices or communications to the Trust:-

(For all purposes)
Address:	SLM Student Loan Trust 2006-4
c/o Chase Bank USA, National Association
Christiana Center/OPS 4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department
Facsimile No.: (302) 552-6280
Telephone No.: (302) 552-6279
Electronic Messaging System Details: None

With copies to:

(For all purposes)
Address:	JPMorgan Chase Bank
450 West 33rd Street
15th Floor
New York, New York 10001
Attention: Structured Finance Services
Facsimile No.: (212) 946-3737
Telephone No.: (212) 946-3678
and
Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Vice President, Finance
Facsimile No.: (703) 984-5760
Telephone No.: (703) 984-5724
Electronic Messaging System Details: None

(For payment confirmation only)
Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-6706
Electronic Messaging System Details: None

(For purposes of notices under Section 5, 6, 7 and 12(b) of this Agreement:
SLM Corporation
12061 Bluemont Way
Reston, Virginia 20190
Attention: General Counsel’s Office
Facsimile No.: 703-984-6586
Telephone No.: 703-984-5677

(b) Process Agent. For the purpose of Section 13(c) of this Agreement:—

BNP Paribas appoints as its Process Agent its New York Branch located at 787 Seventh Avenue, New York, New York 10019 USA.

The Trust appoints as its Process Agent: Not Applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BNP Paribas is a Multibranch Party and may act through its Paris, London and New York branches.

The Trust is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is the Trust unless an Event of Default applicable to the Trust has occurred and is continuing or a Termination Event under this Agreement has occurred and is continuing with respect to which the Trust is the sole Affected Party, in which case BNP Paribas shall become the Calculation Agent. BNP Paribas hereby consents to and agrees to the delegation by the Trust of all of its obligations as Calculation Agent to the Administrator of the Trust. All determinations and calculations by the Calculation Agent shall be (i) made in good faith and in a commercially reasonable manner and (ii) determined, where applicable, on the basis of then prevailing market rates or prices.

(f) Credit Support Document. Details of any Credit Support Document: —

BNP Paribas:—	The Credit Support Annex between the parties hereto annexed hereto which supplements, forms part of, and be subject to, this Agreement.

The Trust:—	Not Applicable.

(g) Credit Support Provider.

Credit Support Provider means in relation to BNP Paribas: Not Applicable.

Credit Support Provider means in relation to the Trust: Not Applicable.

(h) Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine) and each party hereby submits to the jurisdiction of the state and federal courts having jurisdiction over the State of New York and the City of New York.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to any Transaction under this Agreement.

(j) “Affiliate” will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions.

(a)	Amendments to the Agreement.

(1) Section 2(a)(iii) of this Agreement is hereby amended, with respect to BNP Paribas only, to read as follows:

(iii) Each obligation of BNP Paribas under Section 2(a)(i) is subject to the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated.

(2) Section 3 of this Agreement is hereby amended by inserting the following as Section 3(g), 3(h) and 3(i) which read in their entirety as follows:

(g) Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an “eligible contract participant” as defined in Section 1a(12) (7 U.S.C. Section 1a(12)) of the U.S. Commodity Exchange Act (the “CEA”).

(h) Qualified Financial Contract, Swap Agreement. In the case of BNP Paribas : Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), it intends and acknowledges that this Agreement, including all Transactions hereunder, together with the relevant provisions of the Indenture and the Administration Agreement, shall constitute a “swap agreement” as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

In the case of the Trust: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof, it intends and acknowledges that this Agreement, including all Transactions hereunder, shall constitute a “swap agreement” as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(i) Non-Reliance. Each party represents to the other that (i) it is not relying upon any representations except those expressly set forth in this Agreement or any

Confirmation evidencing a Transaction; (ii) it has consulted with its own business, financial, investment, tax, accounting and legal advisors to the extent it has deemed appropriate in connection with its decision to enter into this Agreement and each such Transaction; and (iii) it has independently evaluated the potential financial benefits and risks, the tax and accounting implications and its policies and objectives of this Agreement and each such Transaction, and has independently decided to enter into this Agreement and each such Transaction on the basis of such evaluation. Each party represents to the other that it is not acting as a fiduciary or an advisor for such party in respect of the Transaction and each party is entering into this Agreement as principal and not as agent. Each party represents to the other party that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.

(j) Additional Representations of the Trust. The Trust represents to BNP Paribas as of the date hereof that:

(i) With respect to each source of funds to be used by it to enter into such Transactions (each such source being referred to herein as a “source”), the Source is not the assets of any “plan” (as such term is defined in Section 4975 of the Code) subject to Section 4975 of the Code or any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, or otherwise out of “plan assets” within the meaning of United States Department of Labor regulation Section 2510.3-101, and

(ii) Each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Investment Company Act of 1940 and the Trust is exempt from regulation under such Act.

(iii) The Notes represent the obligations of the Trust only. They do not represent an interest in or obligation of BNP Paribas. No recourse may be had by the holders of the Notes against BNP Paribas or its assets with respect to the Notes.

(3) Section 5(a)(vi) of this Agreement is hereby amended by deleting the words “, or becoming capable at such time of being declared,”

(4) Clause (2) of Section 5(a)(vii) of this Agreement is hereby amended with respect to the Trust by deleting the words “or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due”.

(5) Section 5(b)(ii) of this Agreement is hereby amended by adding the following provision at the end thereof:

“provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred.”

(6) Section 6(b)(ii) of this Agreement is hereby amended by inserting, at the end of the first paragraph, the following:

“, provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to the Trust (in the case of transfers by BNP Paribas) and to BNP Paribas (in the case of transfer by the Trust) written confirmation from each Rating Agency then rating the Notes that such transfer will not result in the then-current rating on the Notes being withdrawn or downgraded.”

(6) Section 7 of this Agreement is hereby amended by:

(i) adding in the third line thereof after the word “party,” the words “which consent will not be unreasonably withheld or delayed,”; and

(ii) adding after Subparagraph (b) thereof the following Subparagraph (c):

(c) it shall be a condition precedent to the effectiveness of any such transfer or assignment of this Agreement and each Transaction hereunder by BNP Paribas that each Rating Agency then rating the Notes issue written acknowledgment, that, notwithstanding such transfer or assignment, the then-current rating of the Notes will not be downgraded.

(7) The definition of “Reference Market-makers” contained in Section 14 of this Agreement is hereby amended by adding in the fourth line thereof after the word “credit” the words “or to enter into transactions similar in nature to Transactions”.

(b) Permitted Security Interest. For purposes of Section 7 of this Agreement, BNP Paribas hereby consents to the Permitted Security Interest, subject to the provisions of this paragraph below.

“Permitted Security Interest” means the collateral assignment by the Trust of the Swap Collateral to the Indenture Trustee pursuant to the Indenture.

“Swap Collateral” means all right, title and interest of the Trust in this Agreement, each Transaction hereunder, and all present and future amounts payable by BNP Paribas to the Trust under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Notwithstanding the grant of the Permitted Security Interest, the Trust shall not be released from any of its obligations under this Agreement or any Transaction, and BNP Paribas may exercise its rights and remedies under this Agreement without notice to, or the consent of the Indenture Trustee, except as otherwise expressly provided in this Agreement or in the Indenture with respect to BNP Paribas’s right to bring legal proceedings against the Trust or the Indenture Trustee for purposes of enforcing this Agreement against the Trust.

BNP Paribas’s consent to the Permitted Security Interest is expressly limited to the Indenture Trustee for the benefit of the Noteholders under the Indenture, and BNP Paribas does not consent to the sale or transfer by the Indenture Trustee of the Swap Collateral to any other person or entity (other than a successor to the Indenture Trustee under the Indenture acting in that capacity), and the manner in which the Indenture Trustee may realize upon the Swap Collateral shall be to declare an Event of Default, Additional Termination Event or designate an Early Termination Date by notice given to BNP Paribas pursuant to the provisions of this Schedule and the Agreement.

The Trust hereby acknowledges that, as a result of the Permitted Security Interest, all rights of the Trust under this Agreement, including any Transaction, have been assigned to the Indenture Trustee pursuant to the Indenture, and notwithstanding any other provision in this Agreement, the Trust may not take any action hereunder to exercise any of such rights without the prior written consent of the Indenture Trustee, including, without limitation, providing any notice under this Agreement, the effect of which would be to cause an Early Termination Date to occur or be deemed to occur. If the Trust gives any notice to BNP Paribas for the purposes of exercising any of the Trust’s rights under this Agreement, BNP Paribas shall have the option of treating that notice as void unless that notice is signed by the Indenture Trustee acknowledging its consent to the provisions of that notice. The foregoing notwithstanding, nothing herein shall be construed as requiring the consent of the Indenture Trustee for the performance by the Trust of any of its obligations hereunder.

Except as expressly provided in this Agreement for any Event of Default, Termination Event, or Additional Termination Event, BNP Paribas and the Trust may not enter into any agreement to dispose of any Transaction, whether in the form of a termination, unwind, transfer or otherwise without the prior written consent of the Indenture Trustee.

(c) Waiver of Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement between BNP Paribas and the Trust, each of BNP Paribas and the Trust irrevocably waives as to itself any and all rights to counterclaim, set-off, recoupment, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Section 2(c) of this Agreement with respect to the netting of the parties respective obligations under this Agreement. Specifically, the provision for set-off in the 1st sentence of the preamble to Section 6(e) of this Agreement shall not apply for purposes of any Transaction hereunder.

(d) No Bankruptcy Petition. BNP Paribas agrees that, prior to the date that is one year and one day after the date upon which the Trust created under the Trust Agreement is terminated in accordance with the terms thereof, it shall not institute against, or join any other person in instituting against, the Trust or SLM Funding LLC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the rights of BNP Paribas to file any claim in, or otherwise take any action with respect to any such proceeding that was instituted against the Trust or SLM Funding LLC by a Person other than BNP Paribas.

(e) Limited Recourse to the Trust. Without prejudice to BNP Paribas’s rights under Section 5 of this Agreement, all obligations of the Trust shall be payable by it only on each Trust Floating Rate Payment Date, to the extent (i) it has sufficient Available Funds in the Collection Account to make the scheduled payment in accordance with Section 2.8(c) or Section 2.8(i) of the Administration Agreement or (ii) it has sufficient funds available in the Reserve Account to make the scheduled payment in accordance with Section 2.9 of the Administration Agreement or in the Capitalized Interest Account to make the scheduled payment in accordance with Section 2.10(a) of the Administration Agreement. To the extent such funds are not available or are insufficient for the payment thereof, it shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement.

(f) Scope of Obligations of the Trustee. The parties hereto agree that:

(i) This Agreement is executed and delivered by Chase Bank USA, National Association, not individually but solely in its capacity as trustee and in the exercise of the powers and authority conferred and vested in the Trustee under the Trust Agreement; and

(ii) Each of the representations, undertakings and agreements contained in this Agreement made on the part of the Trust is made and intended not as an individual representation, undertaking and agreement, but is made and intended for the purposes of binding only the Trust.

(g) Restrictions on Amendments. The Trust shall not enter into any amendment, modification or supplement to the Indenture or any other Basic Document that would materially adversely affect (i) BNP Paribas’s ability to enforce or protect its rights or remedies under this Agreement (including any security interest granted to BNP Paribas pursuant to the Indenture), (ii) the ability of the Trust to timely and fully perform its obligations under this Agreement or (iii) any of the Trust’s obligations under this Agreement or any Basic Document (including priority of payments under the Trust Agreement or the Indenture). Any such amendment, modification or supplement without BNP Paribas’s prior written consent shall not be binding on BNP Paribas. No amendment, modification, or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, and (B) the Indenture Trustee has acknowledged its consent thereto in writing, to the extent the consent of the Indenture Trustee is required under the terms of the Indenture. Prior to or simultaneous with the execution of any such amendment, the Trust shall obtain a written acknowledgment, or cause a written acknowledgment to be obtained, from each rating agency then rating the Notes, that their then-current rating of the Notes will not be reduced or withdrawn as a result of the amendment.

(h) Consent to Recording. Each party hereby consents to the electronic recording of the telephone conversations of officers, employees or agents of the parties, their Affiliates in connection with this Agreement or any Transaction or potential Transaction and agrees that any such recordings may be submitted in evidence in any proceeding to establish any matters pertinent to this Agreement or any Transaction.

(i) Waiver of Trial by Jury. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement, any Credit Support Document or any Transaction contemplated hereby or thereby. Each party (i) certifies that no representative, agent or attorney of the other party or any

Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and any Transaction and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(j) Letter of Credit Transaction and Replacement Transaction. If the long-term senior unsecured debt rating of BNP Paribas is downgraded below “BBB-” by S&P or any successor Rating Agency or such rating of BNP Paribas is downgraded below “A-1+” and BNP Paribas falls to Transfer Eligible Collateral equal to or in excess of the amount required under the Credit Support Annex, then BNP Paribas shall provide, within 10 Business Days of such downgrade, a Replacement Transaction, at no cost to the Trust.

If any other Additional Termination Event shall have occurred with respect to BNP Paribas with respect to a rating downgraded or withdrawal by Moody’s or Fitch or any successor rating Agency, then BNP Paribas shall provide, within 10 Business Days of such downgrade or withdrawal, a Replacement Transaction or a Letter of Credit Transaction, at no cost to the Trust.

In each case, the failure of BNP Paribas to provide such a Replacement Transaction or when applicable, a Letter of Credit Transaction, shall be deemed to be an Additional Termination Event and not an Event of Default. BNP Paribas shall be the Affected Party for purpose of this Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions.

The occurrence of the Additional Termination Event described in this paragraph shall have no effect on BNP Paribas’s obligation to undertake the steps set forth in this paragraph and the Credit Support Annex made part hereof in the event the Trust does not exercise its rights to terminate this Agreement and the Transaction entered into hereunder.

For purposes of this Agreement:

A “Letter of Credit Transaction” means a letter of credit, guaranty or surety bond or insurance policy covering the swap counterparty’s obligations under this Agreement from a bank, guarantor or insurer having: (1) a short-term or long-term debt rating, or a financial program or counterparty rating or claims paying rating, as applicable, of at least “A-1+” or “AA-” by S&P, respectively, (2) (a) a long-term senior debt rating of at least “Aa3” by Moody’s where the bank, guarantor or insurer has only a long-term rating or (b) a long-term senior debt rating of at least “A-1” and a short-term debt rating of at least “P-1” by Moody’s where the bank, guarantor or insurer has both long-term and short-term ratings; and (c) a short-term debt rating of at least “F1” by Fitch. A letter of credit, guaranty or surety bond or insurance policy will constitute a “Letter of Credit” Transaction only if each of the Rating Agencies then rating the Notes issues a written acknowledgment stating that the ratings of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced after giving effect to the transaction with the relevant bank, guarantor or insurer.

“Replacement Transaction” means a transaction with a replacement counterparty who shall assume BNP Paribas’s position with respect to a Transaction on the same terms and conditions as such Transaction and this Agreement, mutatis mutandis, or with such other amendments to the terms of this Agreement as may be approved by the parties, and where such replacement counterparty pays to, or receives from, BNP Paribas the fair market value of BNP Paribas’s position with respect to that Transaction as determined by BNP Paribas in good faith; provided that the Trust shall not be responsible for any costs associated with such replacement. A transaction with a replacement counterparty will constitute a “Replacement Transaction” for purposes of this Agreement only if each of the Rating Agencies then rating the Notes issues a written acknowledgment stating that the rating of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced after giving effect to the transaction with the replacement counterparty.

(k) Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivative Association, Inc.), without regard to any revision or subsequent edition thereof, shall be incorporated into this Agreement and each Confirmation except as provided for thereof or in the Confirmation. In the event of any inconsistency between the Definitions and the Agreement or any Confirmation, this Agreement or, as the case may be, such Confirmation shall prevail.

(l) Additional Definitions. Unless otherwise defined in this Agreement or in any Confirmation, the terms “Administration Agreement”, “Administrator”, “Available Funds”, “Basic Document”, “Capitalized Interest Account”, “Class A-6 Notes”, “Collection Account”, “Custody Account”, “Indenture”, “Indenture Trustee”, “Notes”, “Rating Agency”, “Reserve Account”, “Trust” and “Trust Agreement” shall have the meanings ascribed to such terms in Appendix A to that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among SLM Funding LLC, Chase Bank USA, National Association, as the Trustee, and Deutsche Bank Trust Company Americas, as the Indenture Trustee, as the same may be amended, modified, restated or replaced.

(m) Future Assurances. In the event that a Collateral Delivery Trigger has occurred, the parties here to agree to promptly negotiate an amendment to this Schedule and the Credit Support Annex to make herein or therein any changes required to meet the then current policies of the Rating Agencies concerning counterparties eligible to provide swaps for AAA-rated securities including but not limited to any policies concerning required collateral types, levels and other collateral delivery mechanics.

BNP PARIBAS		SLM STUDENT LOAN TRUST 2006-4

		By:	Chase Bank USA, National Association not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, the Indenture Trustee and SLM Funding LLC

By:	/S/ MICHEAL MASK
Name:	Micheal Mask
Title:	Authorized Signatory
Date:	April 20, 2006	By:	/S/ JOHN J. CASHIN
		Name:	John J. Cashin
		Title:	Vice President
		Date:	April 20, 2006

By:	/S/ MINDY SPERLING
Name:	Mindy Sperling
Title:	Authorized Signatory
Date:	April 20, 2006

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of April 20, 2006

between

SLM STUDENT LOAN TRUST 2006-4	and	BNP PARIBAS

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:-

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

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“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof; and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

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SLM Student Loan Trust 2006-4

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to BNP Paribas and the Trust: None.

With respect to the Trust: None.

(b)	Credit Support Obligations.

(i) Delivery Amount, Return Amount and Credit Support Amount.

(A) “Delivery Amount” and “Return Amount” have the meanings specified in Paragraph 3(a) and 3(b), respectively.

(B) “Credit Support Amount” has the meaning specified in Paragraph 3; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing with respect to BNP Paribas, Credit Support Amount shall have the meaning specified under the relevant definition of Ratings Criteria (as defined below). In circumstances where more than one of the Ratings Criteria apply to BNP Paribas, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in BNP Paribas transferring the greatest amount of Eligible Credit Support. Under no circumstances will BNP Paribas be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria.

(ii) Eligible Collateral. The following items will qualify as “Eligible Collateral” for BNP Paribas:

	Eligible Collateral	BNP	Valuation Percentage
(A)	Cash	[X]	100.0%
(B)	Treasury Securities with a remaining maturity of 52 weeks or less	[X]	97.0%
(C)	Treasury Securities with a remaining maturity of more than 52 weeks but no more than 5 years	[X]	93.0%
(D)	Treasury Securities with a remaining maturity of equal to or more than 5 years but no more than 10 years	[X]	90.0%
(E)	Agency Notes with a remaining maturity of 52 weeks or less	[X]	94.0%
(F)	Agency Notes with a remaining maturity of more than 52 weeks but no more than 5 years	[X]	88.0%

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(G)	Agency Notes with a remaining maturity of equal to or more than 5 years but no more than 10 years	[X]	83.0%
(H)	Eligible Euro-Area Government Paper with a remaining maturity of less than 52 weeks	[X]	98%
(I)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 1 year but no more than 3 years	[X]	95.8%
(J)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 3 year but no more than 5 years	[X]	89.3%
(K)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 5 year but no more than 7 years	[X]	85.7%
(L)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 7 year but no more than 10 years	[X]	80.7%
(M)	Eligible Euro-Area Government Paper with a remaining maturity of equal to or more than 10 year but no more than 30 years	[X]	72.5%
(N)	Eligible Euro-Area Agency Paper with a remaining maturity of less than 52 weeks	[X]	97.4%
(O)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 1 year but no more than 3 years	[X]	95.2%
(P)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 3 year but no more than 5 years	[X]	88.0%
(Q)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 5 year but no more than 7 years	[X]	85.4%
(R)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 7 year but no more than 10 years	[X]	81.6%
(S)	Eligible Euro-Area Agency Paper with a remaining maturity of equal to or more than 10 year but no more than 30 years	[X]	72.5%

provided that:

(1) in relation to calculations in connection with the Fitch Criteria (as defined below), the applicable Valuation Percentage shall be (1) the relevant percentage determined by reference to the table headed “Advance Rates (%)” appearing at the end of Appendix 3 to the Fitch Criteria;

(2) upon the occurrence of a First Trigger with respect to BNP Paribas and during the continuation thereof, the Valuation Percentage for the Eligible Collateral shall be the percentages set forth

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above or, if lower, the percentages set forth as the collateral advance rates in Table 2A “Collateral Advance Rates – Where Rated Liabilities are Euro Denominated” under the column headed “First Trigger – Posting Frequency – Weekly” of Table 2A attached hereto;

(3) upon the occurrence of a Second Trigger with respect to BNP Paribas and during the continuation thereof until such time as BNP Paribas obtains a Replacement Transaction or a Letter of Credit Transaction, the Valuation Percentage for the Eligible Collateral shall be the percentages set forth above or, if lower, the percentages set forth as the collateral advance rates in Table 2A “Collateral Advance Rates – Where Rated Liabilities are Euro Denominated” under the column headed “Second Trigger – Posting Frequency – Weekly” of Table 2A attached hereto;

(4) at no time shall the portion of Posted Collateral consisting of Eligible Euro-Area Government Paper and Eligible Euro-Area Agency Paper have more than 10 separate CUSIPs, ISINs or Common Codes associated therewith; and

(5) where the ratings of the Relevant Rating Agencies differ with respect to the same item of Posted Collateral, the lower of the ratings shall apply.

For the purpose of this Annex, references to the “Relevant Rating Agency” shall mean the Rating Agency whose Ratings Criteria will be used to determine the amount of Eligible Credit Support that BNP Paribas is required to transfer to the Trust following a credit ratings downgrade or withdrawal of such party.

(iii) Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Not applicable.

(iv)	Thresholds.

(A)	“Independent Amount” means with respect to BNP Paribas and to the Trust: Zero.

(B)	“Threshold” means with respect to BNP Paribas : Zero.

“Threshold” means with respect to the Trust: Infinity.

(C)	“Minimum Transfer Amount” means with respect to BNP Paribas : USD$1,000,000; and with respect to the Trust: USD$1,000,000; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing with respect to BNP Paribas, the Minimum Transfer Amount with respect to BNP Paribas shall be USD$10,000 and provided further that if (1) an Event of Default has occurred and is continuing with respect to BNP Paribas or (2) an Additional Termination Event has occurred in respect of which BNP Paribas is an Affected Party, the Minimum Transfer Amount with respect to BNP Paribas shall be zero.

(D)	Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest USD$100,000.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means for purposes of Paragraphs 3 and 5, BNP Paribas ; unless an Event of Default, Potential Event of Default or a Termination Event has occurred with respect to BNP Paribas in which case, the Trust shall be Valuation Agent.

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(ii)	“Valuation Date” means the second (2nd) Local Business Day of each calendar week.

(iii)	“Valuation Time” means the close of business in New York on the New York Banking Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 10:00 a.m., New York time, on a Local Business Day.

(e)	Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Events will be a “Specified Condition” for the party specified (that Party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: (A) With respect to Eligible Collateral consisting of Cash, 100%; and (B) with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date; multiplied by the applicable Valuation Percentage. In relation to the foregoing, BNP Paribas will, upon receipt of reasonable notice from a Rating Agency, demonstrate to that Rating Agency, the calculation by BNP Paribas of the Transferee’s Credit Support Amount and the Value of any Posted Collateral. Further, if the long-term debt rating of BNP Paribas is withdrawn or downgraded to “BBB-” by S&P or any successor Rating Agency, the “calculation” of Exposure shall be verified by an external mark-to-market on at least a monthly basis. This external mark must be obtained by an independent third-party, and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. Exposure and any required Credit Support Amount should be based on the greater of the internal and external marks, and any deficiencies in the Credit Support Amount must be cured within three days.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

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(g) Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodian.

The Trust and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(4)	Posted Collateral other than Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper may be held only in the following jurisdictions: the United States of America;
(5)	Posted Collateral other than Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper shall at all times be held in a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from Moody’s, S&P, and, if such institution is rated by Fitch, Fitch, in one of their generic rating categories which signifies investment grade; and
(6)	Posted Collateral consisting of Eligible Euro-Area Agency Paper or Eligible Euro-Area Government Paper may be held only in the following jurisdictions: Brussels, Belgium.

Initially, the Custodian for the Trust is The Bank of New York, for the benefit of Chase Bank USA, National Association, as Eligible Lender Trustee for the SLM Student Loan Trust 2006-4.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply. Notwithstanding the foregoing, the Trust shall be permitted to assign all of its rights to the Posted Collateral to the Indenture Trustee pursuant to the terms of the Indenture as well as to invest any portion of the Posted Collateral consisting of Cash deposited from time to time in the Trust’s Custody Account.

(h) Distributions and Interest Amount.

(j)	“Interest Rate”. The “Interest Rate” means the actual earnings received on any Posted Collateral consisting of Cash on deposit during a period in the Trust’s Custody Account, expressed as a percentage.

(ii)	Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). Not Applicable.

(j)	Other Eligible Support and Other Posted Support. “Value” and “Transfer” with respect to Other Eligible Support and Other Posted Support each means: Not Applicable.

(k) Demands and Notices

All	demands, specifications and notices to BNP Paribas under this Annex will be made to:

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BNP Paribas

Attn: Collateral Management (Derivatives)

c/o BNP Paribas Securities Corp.

787 Seventh Avenue

New York, NY 10019

Telephone: (212) 841-2624

Facsimile: (212) 471-8038

Email: nyc_collateral@americas.bnpparibas.com

and all demands, specifications and notices to the Trust under this Annex will be to:

(For all purposes)

SLM Student Loan Trust 2006-4

c/o Chase Bank USA, National Association

Christiana Center/OPS 4

500 Stanton Christiana Road

Newark, Delaware 19713

Attention: Corporate Trust Department

Facsimile No.: (302) 552-6280

With copies to:

(For all purposes)

JPMorgan Chase Bank, National Association

450 West 33rd Street

15th Floor

New York, New York 10001

Attention: Structured Finance Services

Facsimile No.: (212) 946-3737

Telephone No.: (212) 946-3678

(For delivery confirmation only)

Sallie Mae, Inc.

12061 Bluemont Way

Reston, Virginia 20190

Attention: Trust Administration

Facsimile No.: (703) 984-5651

Telephone No.: (703) 984-6706

Electronic Messaging System Details: None

; provided that any demand, specification or notice may be made by telephone (“Telephone Notice”) between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business on the same day that such Telephone Notice is given.

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(l)	Addresses for Transfers.

BNP	Paribas:

To be notified to the Trust at the time of request for transfer.

The	Trust:

To be notified to BNP Paribas prior to any transfer.

(m)	Other Provisions.

(i) Modification to Paragraph 2 – Security Interest: The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

Paragraph 2. Security Interest.

The Pledgor hereby pledges to the Eligible Lender Trustee, on behalf of the Secured Party, as security for its Obligations, and grants to the Eligible Lender Trustee, on behalf of the Secured Party, a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Eligible Lender Trustee, on behalf of the Secured Party hereunder. Upon the Transfer by the Eligible Lender Trustee, on behalf of the Secured Party, to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

(ii) Modification to Paragraph 6(d)(i) — Distributions: Paragraph 6(d)(i) shall be amended the phrase “or is deemed to receive” is hereby deleted.

(iii) Modification to Paragraph 7 — Events of Default: Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to “two Local Business Days”, “five Local Business Days” and “thirty days” respectively, shall instead be replaced by “one Local Business Day”, “three Local Business Days” and “three Local Business Days” respectively.

(iv) Modification to Paragraph 9 —Representations: The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

Paragraph 9. Representations. The Pledgor represents to the Eligible Lender Trustee, on behalf of the Secured Party (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

(v) Modifications to Paragraph 12—Amended Definitions: The following definitions of “Pledgor” and “Secured Party” are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

“Pledgor” means BNP Paribas, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

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“Secured Party” means the Eligible Lender Trustee, on behalf of the Trust, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

(vi) Additions to Paragraph 12: The following definitions of “Ratings Criteria”, “Ratings Collateral Trigger”, “Modified Exposure” and “Pricing Sources” shall be added to Paragraph 12 of this Annex:

“Ratings Criteria” means, the criteria used by S&P (“S&P Criteria”), the criteria used by Moody’s (“Moody’s Criteria”) and the criteria used by Fitch as set out in the report by Fitch dated 13 September 2004 and entitled Counterparty Risk in Structured Finance Transactions: Swap Criteria (“Fitch Criteria”) for the purposes of determining the amount of Eligible Credit Support BNP Paribas is required to transfer hereunder following a credit ratings downgrade where BNP Paribas has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement. Where BNP Paribas is required to post collateral in accordance with more than one Ratings Criteria, BNP Paribas will be required to post collateral in accordance with such Ratings Criteria which produces the highest Delivery Amount and the lowest Return Amount.

Fitch Criteria

“Credit Support Amount” shall mean, with respect to a Transferor on a Valuation Date, the sum of (a) the Transferee’s Exposure as determined by BNP Paribas in good faith and (b) 1.05 multiplied by the current aggregate Notional Amount(s) of the outstanding Transactions multiplied by the Volatility Cushion.

“Volatility Cushion” means the percentage specified in Appendix 2 to the Fitch Criteria for a weighted average life that is equal to (or closest to) the weighted average of the weighted average life of each series and class of Notes rated by Fitch. For these purposes, the Valuation Agent shall utilize the weighted average life of each series and class of Notes rated by Fitch in relation to which BNP Paribas is the swap counterparty provided by the Administrator (1) an assumed constant prepayment rate of 0.0%, default rate of 0.0% and such assumptions as will reflect the then current expectations of Administrator and/or be based upon such circumstances as Administrator may, in good faith, determine applicable; and, notwithstanding for the avoidance of doubt (1) above, assuming (2) that the Issuer will not redeem the Notes other than on the maturity date in respect of such Notes.

Moody’s Criteria

“Credit Support Amount” shall mean for the purposes of the Moody’s Criteria with respect to a Transferor on a Valuation Date the sum of (a) the Transferee’s Exposure as determined by Valuation Agent in good faith plus (b) either (i) the First Trigger Collateral Levels or (ii) the Second Trigger Collateral Levels, as applicable where:

“First Trigger” means, on any Valuation Date, where BNP Paribas has Moody’s rating(s) which are at or below the levels set forth for the “First Trigger” in Appendix 1 to Table 1 attached hereto.

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“First Trigger Collateral Levels” means the required collateral amounts required by Moody’s for a Cross-currency swap (Spread-based payments) upon the occurrence of a First Trigger with respect to BNP Paribas, all as set forth in Appendix 1 to Table 1 attached hereto.

“Second Trigger” means, on any Valuation Date, where BNP Paribas has Moody’s rating(s) which are at or below the levels set forth for the “Second Trigger” in Appendix 2 to Table 1 attached hereto.

“Second Trigger Collateral Levels” means the required collateral amounts required by Moody’s for a Cross-currency swap – Variable notional amortisation - Spread-based payments upon the occurrence of a Second Trigger with respect to BNP Paribas, all as set forth in the table in Appendix 2 to Table 1 attached hereto.

In relation to the foregoing, BNP Paribas will, upon receipt of reasonable notice from Moody’s, demonstrate to Moody’s the calculation by BNP Paribas of the Transferee’s Credit Support Amount.

S&P Criteria

“Credit Support Amount” shall mean with respect to a Transferor on a Valuation Date the sum of:

(A) the greater of zero and the Transferee’s Modified Exposure, and

(B) VB multiplied by Notional Amount where.

VB equals the following:

U.S. Dollar/Euro

Counterparty Rating (S&P)	5 Years or Less Until to Termination Date	More than 5 Years but 10 Years or Less until the Termination Date	More than 10 Years until the Termination Date
Above A-1	0%	0%	0%
A-1	7.75%	8.75%	10.00%
A-2	12.25%	15.75%	18.50%
A-3	16.25%	20.00%	26.00%
BB+ or lower	22.50%	30.00%	45.25%

“Modified Exposure” means, for any Valuation Date, an amount equal to the greater of (i) the Secured Party’s Exposure for that Valuation Date, (ii) the aggregate amounts of the next scheduled interest payment that is required to be made by BNP Paribas pursuant to each Transaction to which BNP Paribas and the Trust are party and (iii) one percent of the outstanding Notional Amount of each Transaction outstanding under the Master Agreement.

“Ratings Collateral Trigger” means the occurrence of any of the following events:

(i) the short-term debt rating of BNP Paribas or downgraded below “A-1+” (or where BNP Paribas does not have a short-term debt rating, its long-term senior unsecured debt rating is withdrawn or downgraded below “AA-”) by S&P or a successor Rating Agency;

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(ii) the occurrence with respect to BNP Paribas of a First Trigger; or

(iii) The short-term debt rating of BNP Paribas or downgraded below “F1” by Fitch or any successor Rating Agency.

“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

(vii) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of BNP Paribas or the Trust, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party’s rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

(viii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

(A) Eligible Collateral;

(B) Exposure; and

(C) Posted Collateral

shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

(n)	Agreement as to Single Secured Party and Pledgor. BNP Paribas and the Trust agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term “Secured Party” as used in this Annex shall mean only The Trust, (b) the term “Pledgor” as used in this Annex shall mean only BNP Paribas, (c) only BNP Paribas makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only BNP Paribas will be required to make Transfers of Eligible Credit Support hereunder.

(o)	Covenants of the Pledgor. So long as the Agreement is in effect, BNP Paribas covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by BNP Paribas , except the security interest created hereunder and any security interests or other encumbrances created by the Trust; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Trust.

(p)	Costs of Transfer on Exchange. Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

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(q)	Additional Definitions

“Agency	Notes” means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated Aaa by Moody’s and AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

“Treasury	Securities” means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

“Eligible	Euro-Area Agency Paper” means the negotiable debt obligations of any Kreditanstalt fuer Wiederaufbau and European Investment Bank (with a local and foreign currency issuer rating of Aa2 or above by Moody’s, AA or above by S&P and AA or above by Fitch).

“Eligible	Euro-Area Government Paper” means the negotiable debt obligations of any Euro-Area Government (the country of which has a local and foreign currency issuer rating of Aa2 or above by Moody’s, AA or above by S&P and AA or above by Fitch).

“Euro-Area	Government” means any of the following countries: Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Netherlands; Portugal; Spain; Sweden; Switzerland or the United Kingdom;

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IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

BNP PARIBAS

By:	/S/ MICHEAL MASK
Name:	Micheal Mask
Title:	Authorized Signatory
Date:	April 20, 2006

By:	/S/ MINDY SPERLING
Name:	Mindy Sperling
Title:	Authorized Signatory
Date:	April 20, 2006

SLM STUDENT LOAN TRUST 2006-4

By:	Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of April 20, 2006 by and among the Trustee, SLM Funding LLC and Deutsche Bank Trust Company Americas, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name:	John J. Cashin
Title:	Vice President
Date:	April 20, 2006

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CONFIRMATION

April 20, 2006

SLM Student Loan Trust 2006-4

c/o Chase Bank USA, National Association

Christiana Center/OPS4

500 Stanton Christiana Road

Newark, Delaware 19713

Attention: Corporate Trust Department

Subject: Currency Swap Transaction

Dear Sir/Madam

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the above referenced currency swap transaction entered into on the Trade Date specified below (the “Transaction”) between BNP Paribas (“BNP”), and SLM Student Loan Trust 2006-4 (the “Trust”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.    The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of April 20, 2006, as may be amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The Trust and BNP each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	April 12, 2006.

Effective Date:	April 20, 2006.

Termination Date:	The date which is the earlier of (i) the date on which the

1

Class A-6 Notes are repaid in full and (ii) 25 January 2041.

Currency Swap Transaction Exchange Rate:	EUR 1.00 to USD 1.21250044409.

Floating Amounts – BNP

Floating Rate Payer:	BNP.

Floating Rate Payer Currency Amount:	As at any date, with respect to any Calculation Period, an amount equal to EUR 436,288,500 minus the aggregate of each BNP Interim Exchange Amount made prior to such date.

Floating Rate Payer Payment Dates:	Early Payment applies – three (3) Business Days prior to the applicable Period End Date or the Termination Date, as the case may be.

Floating Rate Period End Dates:	Each 25 January, 25 April, 25 July and 25 October during the term hereof, commencing on 25 July 2006, and ending on the Termination Date, subject to adjustment with the Following Business Day convention.

Floating Rate:

EUR-EURIBOR-Telerate except for the initial Calculation Period; provided, however that the Floating rate shall be the rate that appears on Telerate Page 248 as of 11:00 a.m. Brussels time, on the day that is two Target Settlement Days and New York Business Days preceding that Reset Date.

For the initial Calculation Period, the Floating Rate will be determined by the following formula:

                x + [ 5 /32 * (y – x) ]

                where:

                    x = Three-Month EUR-EURIBOR-Telerate, and

                    y = Four-Month EUR-EURIBOR-Telerate.

Designated Maturity:	3 months.

Spread:	0.15% per annum.

Floating Rate Day Count Fraction:	Actual/360.

Reset Dates:	First day of each Calculation Period.

Floating Amounts – The Trust

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Floating Rate Payer:	The Trust.

Floating Rate Payer Currency Amount:	As at any date, with respect to any Calculation Period, an amount equal to USD $529,000,000 minus the aggregate of each Trust Interim Exchange Amount made prior to such date.

Floating Rate Payer Payment Dates:	Early Payment applies – three (3) Business Days prior to the applicable Period End Date or the Termination Date, as the case may be.

Floating Rate Period End Dates:	Each 25 January, 25 April, 25 July and 25 October during the term hereof, commencing on 25 July 2006, and ending on the Termination Date, subject to adjustment with the Following Business Day convention.

Floating Rate:

USD-LIBOR-BBA except for the initial Calculation Period and provided further, that (i) the term “London Banking Days” shall mean a Business Day in New York City and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

For the initial Calculation Period, the Floating Rate will be determined by the following formula:

                x + [ 5 /32 * (y – x) ]

                where:

                    x = Three-Month USD-LIBOR-BBA, and

                    y = Four-Month USD-LIBOR-BBA.

Designated Maturity:	3 months.

Spread :	0.16% per annum.

Floating Rate Day Count Fraction:	Actual/360.

Reset Dates:	First day of each Calculation Period.

Initial Exchanges:

Initial Exchange Date:	Effective Date.

BNP Initial Exchange Amount:	USD 527,677,500.

Trust Initial Exchange Amount:	EUR 435,197,779.

Interim Exchanges:

3

Interim Exchange Date:	Early Payment applies – three (3) Business Days prior to each Floating Rate Period End Date (falling on or before the Final Exchange Date) upon which the Trust is obliged to make a payment of principal to the Noteholders of the Class A-6 Notes.

BNP Interim Exchange Amount:	A EUR amount equal to the Trust Interim Exchange Amount converted to EUR using the Currency Swap Transaction Exchange Rate.

Trust Interim Exchange Amount:	In respect of any Interim Exchange Date, fifty percent (50%) of the USD amount allocated as due to the Class A-6 Noteholders in respect of that Interim Exchange Date and available for payment to the Class A-6 Noteholders pursuant to the Indenture and the Administration Agreement with respect to payments of principal on the Class A-6 Notes.

Final Exchanges:

Final Exchange Date:	Early Payment applies – three (3) Business Days prior to the Termination Date.

BNP Final Exchange Amount:	A EUR amount equal to the Trust Final Exchange Amount converted to EUR using the Currency Swap Transaction Exchange Rate.

Trust Final Exchange Amount:	Fifty percent (50%) of the USD amount of principal due to the Class A-6 Noteholders on the Final Exchange Date and available for payment to the Class A-6 Noteholders pursuant to the Indenture and the Administration Agreement with respect to payments of principal on the Class A-6 Notes.

Business Days for Payments:	New York and TARGET.

Termination:

Termination Payment due following Cross Default of the Trust:	In the event that this Transaction is terminated following a Cross Default (Event of Default) where the Trust is the Sole Defaulting Party, the termination payment due to either party shall be calculated in accordance with Section 6(e) of the Agreement: provided however that the BNP Final Exchange Amount shall be equal to the BNP Floating Rate Payer Currency Amount and that the Trust Final Exchange Amount shall be equal to the Trust Floating Rate Payer Currency Amount.

Other Provisions:

Calculation Agent:	BNP, unless an Event of Default has occurred with respect

4

to BNP in which event the Calculation Agent shall become the Trust. In the event the Trust becomes the Calculation Agent pursuant to the preceding sentence, the Trust shall delegate its duties as Calculation Agent to the Administrator, in accordance with the terms of the Schedule.

For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by inter alia the Administrator or the Trust and the Calculation Agent shall not be liable for any error, incompleteness or omission regarding such information

Notifications:	The Trust shall cause the delivery of such information, report, notice or certificate to the Calculation Agent at least one (1) Business Day prior to any Payment Date.

Interest and Principal Payments:	The Calculation Agent shall notify the other party hereto and the Administrator of the amount of interest and/or any Interim Exchange Payments to be made under the Agreement on each Floating Rate Payer Payment Date and/or each Interim Exchange Date (or Final Exchange Rate, as the case may be) promptly following receipt by the Calculation Agent from the Administrator of the information required to determine such amounts.

Deferral of Floating Amounts:	If any payment of interest under the Class A-6 Notes is deferred in accordance with the terms and conditions of the Notes then a corresponding part of the BNP Floating Amount and a pro rata part of the Trust Floating Amount which, in each case, would otherwise be due in respect of the relevant Floating Rate Payer Payment Date shall be deferred.

The amount so deferred on the BNP Floating Amount shall be payable on the next BNP Floating Rate Payer Payment Date (together with an additional floating amount accrued thereon determined using the same rate used to calculate the BNP Floating Amount payable on that next BNP Floating Rate Payer Payment Date) and the BNP Floating Amount due on such date shall be deemed to include such amounts.

The amount so deferred on the Trust Floating Amount shall be payable on the next Trust Floating Rate Payment Date (together with an additional floating amount accrued thereon determined using the same rate used to calculate the Trust Floating Amount payable on that next Trust Floating Rate Payer Payment Date) and the Trust Floating Amount due on such date shall be deemed to include such amounts.

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On any subsequent occasion if any payment of interest under the Class A-6 Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Class A-6 Notes then all or a corresponding part of the BNP Floating Amount and a pro rata part of the Trust Floating Amount shall be deferred.

3. Account Details:

Payments to BNP:

For EUR:	[PLEASE PROVIDE]

For USD:	[PLEASE PROVIDE]

Payments to the Trust:

For USD:

SLM Student Loan Trust 2006-4

Deutsche Bank Trust Company Americas

ABA# 021 001 033

Account of Corporate Trust & Securities Services

Account #: 01419647

REF: SLM Student Loan Trust 2006-4

          Collection Account # 51936

Attn: Michele HY Voon, 250-8454

For Euros (other than Initial Exchange Amounts):	Deutsche Bank AG, Frankfurt SWIFT: DEUTDEFF For Account: Deutsche Bank London A/C: 925799900 Ref: DBTCA RE: SLM 2006-4 Euro Account 0274754 0000 EUR000 CTA

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For payment inquiries:

SLM Student Loan Trust 2006-4

c/o Sallie Mae, Inc.

12061 Bluemont Way

Reston, Virginia 20190

Attention: Trust Administration

FaBNPmile No.: (703) 984-5651

Telephone No.: (703) 984-5705

Electronic Messaging System Details: None

4. Offices:

(a)	The Office of BNP for this Transaction is New York, New York.

(b)	The Office of the Trust for this Transaction is Newark, Delaware.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully, BNP PARIBAS

By:	/S/ MARA CONZO
Name: Mara Conzo Title: Authorized Signatory

Confirmed as of the date first written above:

SLM STUDENT LOAN TRUST 2006-4

By:	Chase Bank USA, National Association,
not in its individual capacity but in its capacity as
Trustee under that certain Amended and Restated
Trust Agreement dated as of April 20, 2006 by
and among the Trustee, the Indenture Trustee
and SLM Funding LLC

By: . /s/ JOHN J. CASHIN

Name:    John J. Cashin

Title:    Vice President

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